Dalton, Greiner, Hartman, Maher & Co., LLC

Prospectus

DGHM Funds

DGHM All-Cap Value Fund Investor Class Ticker: DGHMX	DGHM V2000 SmallCap Value Fund Investor Class Ticker: DGSMX	DGHM MicroCap Value Fund Investor Class Ticker: DGMMX
Institutional Class Ticker: DGAIX	Institutional Class Ticker: DGIVX	Institutional Class Ticker: DGMIX
Class C Ticker: DGACX	Class C Ticker: DGSVX

June 28, 2018

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

Table of Contents

Summary: DGHM All-Cap Value Fund	3

Summary: DGHM V2000 SmallCap Value Fund	10

Summary: DGHM MicroCap Value Fund	17

General Summary Information	24

Additional Information about the Funds’ Principal Investment Strategies	24

Additional Information about the Funds’ Principal Risks	28

General Information	31

Investing In the Funds	37

Other Important Investment Information	48

How to Get More Information	58

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

Summary: DGHM All-Cap Value Fund

Investment Objective
The investment objective of the DGHM All-Cap Value Fund (the “All-Cap Value Fund”) is long-term capital appreciation.

Fees and Expenses of the All-Cap Value Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the All-Cap Value Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class	Class C

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount purchased or redeemed, whichever is lower)	None	None	1.00%
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	1.00%
Other Expenses	1.04%	1.04%	1.04%
Shareholder Services Plan	0.09%	0.10%	0.05%

Total Annual Fund Operating Expenses[1]	2.03%	1.79%	2.74%
Fee Waivers and/or Expense Reimbursements[1]	(0.59%)	(0.69%)	(0.64%)

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[1]	1.43%	1.10%	2.10%
[1] The Advisor has agreed, through June 30, 2019, to waive or reduce its fees and to assume other expenses of the All-Cap Value Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the All-Cap Value Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and expenses incurred under a shareholder servicing or

3

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

administrative servicing plan, each as applicable) to not more than 1.10% of the average daily net assets of each share class. The Board of Trustees or the Advisor may terminate this expense limitation agreement by mutual written consent. The Advisor is entitled to recoup any fees waived and/or expenses reimbursed within the previous three years following the date such waiver and/or reimbursement was made, provided that the All-Cap Value Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time of the recoupment.

Example
The following example is intended to help you compare the cost of investing in the All-Cap Value Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the All-Cap Value Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the All-Cap Value Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Investor Class	$146	$579	$1,038	$2,311
Institutional Class	$112	$496	$905	$2,048
Class C	$313[1]	$790	$1,393	$3,024
1 If you did not redeem your shares your cost would be $213 for the one-year period.

Portfolio Turnover
The All-Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when All-Cap Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the All-Cap Value Fund’s performance. During the most recent fiscal year ended February 28, 2018, the All-Cap Value Fund’s portfolio turnover rate was 46.49% of the average value of its portfolio.

Principal Investment Strategies
To achieve its investment objective, the All-Cap Value Fund invests under normal circumstances at least 80% of the value of its net assets in publicly traded equity securities, which include common stocks, preferred stocks and convertible securities of various issuers, and exchange-traded funds (“ETFs”) that invest in such securities. The All-Cap Value Fund does not have a minimum allocation to any capitalization range.

The Advisor uses a bottom-up selection process to attempt to identify equity securities of companies that appear to be selling at a discount relative to the Advisor’s assessment of their potential value. In identifying securities to be held by the All-Cap Value Fund, the Advisor will utilize a proprietary valuation model combined with in-depth industry and company specific research developed by the

4

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

Advisor, which focuses on the cash flows, historical profitability, projected future earnings, and financial condition of individual companies. The Advisor may weigh other factors against a company’s valuation in deciding which securities the All-Cap Value Fund may purchase. These factors may include the following:

•	quality of the business franchise,
•	competitive advantage,
•	economic or market conditions,
•	deployment of capital, and
•	reputation, experience, and competence of the company’s management.

Generally, securities are sold when the characteristics and factors used to select the security change or when the security has appreciated to the point that it is no longer attractive for the All-Cap Value Fund to hold the security in its portfolio of investments. In pursuit of its investment objective, the All-Cap Value Fund may invest a significant portion of its assets in one or more sectors of the equity securities market, such as healthcare, technology, natural resources, etc. In implementing the investment strategy of the All-Cap Value Fund, the Advisor invests with a multi-year investment horizon rather than focusing on the month or quarter end data.

Principal Risks
An investment in the All-Cap Value Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the All-Cap Value Fund will be successful in meeting its investment objective. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the All-Cap Value Fund to achieve its investment objective. Generally, the All-Cap Value Fund will be subject to the following additional risks:

•	Market Risk
Market risk refers to the risk that the value of securities in the All-Cap Value Fund’s portfolio may decline due to daily fluctuations in the securities markets generally.

•	Equity Securities

Since the All-Cap Value Fund invests in equity securities, it is subject to the risk that stock prices will fall over short of extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

•	Convertible Securities

Convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.

5

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

•	Small-Cap and Mid-Cap Securities
Investing in the securities of small-cap and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies.

•	Large-Cap Securities

Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the All-Cap Value Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•	Management Style Risk

Because the All-Cap Value Fund invests primarily in value stocks (stocks that the Advisor believes are undervalued), the All-Cap Value Fund’s performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g. growth stocks), or that have a broader investment style.

•	Sector Risk

Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the All-Cap Value Fund invests more heavily in a sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

•	Issuer Risk

The value of any of the All-Cap Value Fund’s portfolio securities may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

•	ETF Risk

An investment in an ETF generally presents the same primary risks as an investment in a conventional registered mutual fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a sector, may increase or decrease, thereby affecting the value of the shares of an ETF. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. There is also the risk that the Fund may suffer losses due to the investment practices of the ETF. In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the All-Cap Value Fund’s expenses.

6

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

Fund’s Past Performance
 The bar chart and performance table below illustrate the variability of the All-Cap Value Fund’s returns. The All-Cap Value Fund’s past performance (before and after taxes) does not necessarily indicate how the All-Cap Value Fund will perform in the future. The information provides some indication of the risks of investing in the All-Cap Value Fund by showing changes in its performance from year to year and by showing how its average annual returns for one-year, five-years, ten-years, and since inception periods compare with those of a broad measure of market performance. Updated information on the All-Cap Value Fund’s results can be obtained by visiting www.dghmfunds.com or by calling toll free at 1-800-653-2839.

The All-Cap Value Fund was reorganized on October 23, 2013 from a series of DGHM Investment Trust, a Delaware statutory trust (the “Predecessor Fund”), to a series of the World Funds Trust, a Delaware statutory trust (the “Reorganization”). While the All-Cap Value Fund is a continuation of the Predecessor Fund and would have invested in the same portfolio of securities, the All-Cap Value Fund’s performance during the same period may have been different than the performance of the Predecessor Fund due to, among other things, differences in fees and expenses.

The following bar chart shows the All-Cap Value Fund’s annual returns for the Investor Class of the All-Cap Value Fund as of December 31, 2017. The performance of the All-Cap Value Fund’s Institutional Class and Class C would differ from the Investor Class returns shown in the bar chart because the expenses of the Classes differ.

7

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

During the periods shown in the bar chart, the Investor Class’ highest return for a calendar quarter was 17.36% (quarter ending 06/30/09) and the Investor Class’ lowest return for a calendar quarter was -19.52% (quarter ending 12/31/08). The year-to-date return for the Investor Class as of March 31, 2018 was -2.52%.

The following table shows how average annual total returns of the All-Cap Value Fund’s Investor Class compared to those of the All-Cap Value Fund’s benchmark. The table also presents the impact of taxes on the All-Cap Value Fund’s Investor Class.

Average Annual Total Return as of December 31, 2017

	1 Year	5 Years	10 Years	Since Inception (6/20/2007)[1]

Investor Class Return Before Taxes	10.38%	12.41%	7.85%	7.06%
Investor Class Return After Taxes on Distribution[2]	6.43%	7.83%	5.49%	4.22%
Investor Class Return After Taxes on Distribution and Sale of Fund Shares[2]	9.10%	9.07%	5.91%	4.81%
Institutional Class Return Before Taxes	10.84%	12.83%	N/A	11.47%
Class C Return Before Taxes	9.66%	11.66%	7.09%	6.32%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	13.19%	13.95%	7.19%	5.88%
1 The All-Cap Value Fund commenced operations on June 20, 2007, for Investor Class and Class C shares and July 19, 2010, for Institutional Class. The All-Cap Value Fund has the same investment objective, strategies and policies as the Predecessor Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Investment Advisor
Dalton, Greiner, Hartman, Maher & Co., LLC is the investment advisor to the All-Cap Value Fund.

8

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

Portfolio Managers
The Advisor’s investment team that is primarily responsible for the day-to-day management of the All-Cap Value Fund is comprised of the following individuals:

•	Bruce H. Geller, Portfolio Manager since the All-Cap Value Fund’s inception.
•	Jeffrey C. Baker, Portfolio Manager since the All-Cap Value Fund’s inception.
•	Peter A. Gulli, Portfolio Manager since the All-Cap Value Fund’s inception.
•	Donald S. Porter, Portfolio Manager since January 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information” and “Financial Intermediary Compensation.”

9

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

Summary: DGHM V2000 SmallCap Value Fund

Investment Objective
 The investment objective of the DGHM V2000 SmallCap Value Fund (the “V2000 SmallCap Value Fund”) is long-term capital appreciation.

Fees and Expenses of the V2000 SmallCap Value Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the V2000 SmallCap Value Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class	Class C

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount purchased or redeemed, whichever is lower)	None	None	1.00%
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	1.00%
Other Expenses	0.45%	0.67%	0.45%
Shareholder Services Plan	0.05%	0.20%	0.00%

Total Annual Fund Operating Expenses(1)	1.30%	1.92%	2.25%
Fee Waivers and/or Expense Reimbursements(1)	(0.32%)	(0.52%)	(0.27%)

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(1)	0.98%	1.40%	1.98%
1 The Advisor, through June 30, 2019, has agreed to waive or reduce its fees and to assume other expenses of the V2000 SmallCap Value Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the V2000 SmallCap Value Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and expenses incurred under a shareholder servicing or

10

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

administrative servicing plan, each as applicable) to not more than 0.98% of the average daily net assets of each share class. The Board of Trustees or the Advisor may terminate this expense limitation agreement by mutual written consent. The Advisor is entitled to recoup any fees waived and/or expenses reimbursed within the previous three years following the date such waiver and/or reimbursement was made, provided that the share class is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time of the recoupment.

Example
The following example is intended to help you compare the cost of investing in the V2000 SmallCap Value Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the V2000 SmallCap Value Fund for the periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the V2000 SmallCap Value Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$100	$381	$682	$1,540
Investor Class	$143	$553	$989	$2,201
Class C	$301[1]	$677	$1,180	$2,564
1 If you did not redeem your shares your cost would be $201 for the one-year period.

Portfolio Turnover
 The V2000 SmallCap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the V2000 SmallCap Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the V2000 SmallCap Value Fund’s performance. During the most recent fiscal year ended February 28, 2018, the V2000 SmallCap Value Fund’s portfolio turnover rate was 51.15% of the average value of its portfolio.

Principal Investment Strategies
To achieve its investment objective, the V2000 SmallCap Value Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in publicly traded equity securities of various small capitalization issuers that the Advisor believes are undervalued. Publicly traded equity securities include common stocks, preferred stocks, and convertible securities of small capitalization companies, and exchange-traded funds (“ETFs”) that invest in such securities. The V2000 SmallCap Value Fund defines a small capitalization company as a company with a market capitalization within a range of $250 million and $4.5 billion; this range is determined by the capitalization range of the companies held in the Russell 2000 Value® Index as of the date of the index’s annual rebalancing each June.

11

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

The Advisor uses a bottom-up selection process to attempt to identify equity securities of companies that appear to be selling at a discount relative to the Advisor’s assessment of their potential value. In identifying securities to be held by the V2000 SmallCap Value Fund, the Advisor will utilize a proprietary valuation model combined with in-depth industry and company specific research developed by the Advisor, which focuses on the cash flows, historical profitability, projected future earnings, and financial condition of individual companies. The Advisor may weigh other factors against a company’s valuation in deciding which securities the V2000 SmallCap Value Fund may purchase. These factors may include the following:

•	quality of the business franchise,
•	competitive advantage,
•	economic or market conditions,
•	deployment of capital, and
•	reputation, experience, and competence of the company’s management.

Generally, securities are sold when the characteristics and factors used to select the security change or when the security has appreciated to the point that it is no longer attractive for the V2000 SmallCap Value Fund to hold the security in its portfolio of investments. In pursuit of its investment objective, the V2000 SmallCap Value Fund may invest a significant portion of its assets in one or more sectors of the equity securities market, such as healthcare, technology, natural resources, etc. In implementing the investment strategy of the V2000 SmallCap Value Fund, the Advisor invests with a multi-year investment horizon rather than focusing on the month or quarter end data.

Principal Risks
An investment in the V2000 SmallCap Value Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the V2000 SmallCap Value Fund will be successful in meeting its investment objective. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the V2000 SmallCap Value Fund to achieve its investment objective. Generally, the V2000 SmallCap Value Fund will be subject to the following additional risks:

•	Market Risk
Market risk refers to the risk that the value of securities in the V2000 SmallCap Value Fund’s portfolio may decline due to daily fluctuations in the securities markets generally.

•	Equity Securities

Since the V2000 SmallCap Value Fund invests in equity securities, it is subject to the risk that stock prices will fall over short of extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

12

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

•	Convertible Securities

Convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.

•	Small-Cap Securities
Investing in the securities of small-cap companies generally involves substantially greater risk than investing in larger, more established companies.

•	Management Style Risk

Because the V2000 SmallCap Value Fund invests primarily in value stocks (stocks that the Advisor believes are undervalued), the V2000 SmallCap Value Fund’s performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g. growth stocks), or that have a broader investment style.

•	Sector Risk

Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the V2000 SmallCap Value Fund invests more heavily in a sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

•	Issuer Risk

The value of any of the V2000 SmallCap Value Fund’s portfolio securities may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

•	ETF Risk

An investment in an ETF generally presents the same primary risks as an investment in a conventional registered mutual fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a sector, may increase or decrease, thereby affecting the value of the shares of an ETF. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. There is also the risk that the Fund may suffer losses due to the investment practices of the ETF. In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the V2000 SmallCap Value Fund’s expenses.

13

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

Fund’s Past Performance
The bar chart and performance table below illustrate the variability of the V2000 SmallCap Value Fund’s returns. The V2000 SmallCap Value Fund’s past performance (before and after taxes) does not necessarily indicate how the V2000 SmallCap Value Fund will perform in the future. The information provides some indication of the risks of investing in the V2000 SmallCap Value Fund by showing changes in its performance from year to year and by showing how its average annual returns for one-year, five-years, and since inception periods compare with those of a broad-based securities market index. Updated information on the V2000 SmallCap Value Fund’s results can be obtained by visiting www.dghmfunds.com or by calling toll free at 1-800-653-2839.

The V2000 SmallCap Value Fund was reorganized on October 23, 2013 from a series of DGHM Investment Trust, a Delaware statutory trust (the “Predecessor Fund”), to a series of the World Funds Trust, a Delaware statutory trust (the “Reorganization”). While the V2000 SmallCap Value Fund is a continuation of the Predecessor Fund and would have invested in the same portfolio of securities, the V2000 SmallCap Value Fund’s performance during the same period may have been different than the performance of the Predecessor Fund due to, among other things, differences in fees and expenses.

The following bar chart shows the V2000 SmallCap Value Fund’s annual returns for the Institutional Class as of December 31, 2017. The performance of the V2000 SmallCap Value Fund’s Investor Class and Class C would differ from the Institutional Class returns shown in the bar chart because the expenses of the Classes differ.

14

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

During the periods shown in the bar chart, the Institutional Class’ highest return for a calendar quarter was 12.66% (quarter ending 12/31/11) and the Institutional Class’ lowest return for a calendar quarter was -19.86% (quarter ending 09/30/11). The year-to-date return for the Institutional Class shares as of March 31, 2018 was -4.24%.

The following table shows how average annual total returns of the V2000 SmallCap Value Fund’s Institutional Class compared to those of the V2000 SmallCap Value Fund’s benchmark. The table also presents the impact of taxes on the V2000 SmallCap Value Fund’s Institutional Class.

Average Annual Total Return as of December 31, 2017
	1 Year	5 Years	Since Inception (6/30/2010)[1]
Institutional Class Return Before Taxes	8.20%	11.83%	12.55%
Institutional Class Return After Taxes on Distribution[2]	6.50%	11.47%	9.99%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares[2]	5.32%	10.25%	8.89%
Investor Class Return Before Taxes	7.77%	11.39%	12.08%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	7.84%	13.01%	13.42%
1 The V2000 SmallCap Value Fund commenced operations on June 30, 2010 for Investor Class and Institutional Class. The V2000 SmallCap Value Fund has the same investment objective, strategies and policies as the Predecessor Fund. Class C shares have not commenced operations. Class C shares would differ from the V2000 SmallCap Value Fund’s other classes of shares to the extent that they bear different expenses, such as distribution (12b-1) expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Investment Advisor
 Dalton, Greiner, Hartman, Maher & Co., LLC is the investment advisor to the V2000 SmallCap Value Fund.

Portfolio Managers
 The Advisor’s investment team that is primarily responsible for the day-to-day management of the V2000 SmallCap Value Fund is comprised of the following individuals:

•	Bruce H. Geller, Portfolio Manager since the V2000 SmallCap Value Fund’s inception.
•	Jeffrey C. Baker, Portfolio Manager since the V2000 SmallCap Value Fund’s inception.

15

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

•	Peter A. Gulli, Portfolio Manager since the V2000 SmallCap Value Fund’s inception.
•	Donald S. Porter, Portfolio Manager since the V2000 SmallCap Value Fund’s inception.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information” and “Financial Intermediary Compensation.”

16

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

Summary: DGHM MicroCap Value Fund

Investment Objective
 The investment objective of the DGHM MicroCap Value Fund (the “MicroCap Value Fund”) is long-term capital appreciation.

Fees and Expenses of the MicroCap Value Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the MicroCap Value Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount purchased or redeemed, whichever is lower)	None	None
Redemption Fee (on shares redeemed within 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.67%	0.76%
Shareholder Services Plan	0.03%	0.02%

Total Annual Fund Operating Expenses[1]	1.70%	2.03%
Fee Waivers and/or Expense Reimbursements[1]	(0.51%)	(0.57%)

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	1.19%	1.46%
1 The Advisor has agreed, through June 30, 2019, to waive or reduce its fees and to assume other expenses of the MicroCap Value Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the MicroCap Value Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and expenses incurred under a shareholder servicing or administrative servicing plan, each as applicable) to not more than 1.19% of the average daily net assets of each share class.

17

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

The Board of Trustees or the Advisor may terminate this expense limitation agreement by mutual written consent. The Advisor is entitled to recoup any fees waived and/or reimbursed within the previous three years following the date such waiver and/or reimbursement was made, provided that the MicroCap Value Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the of the recoupment.

Example
The following example is intended to help you compare the cost of investing in the MicroCap Value Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the MicroCap Value Fund for the periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the MicroCap Value Fund’s operating expenses remain the same. The effect of the Advisor’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of the example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$121	$486	$875	$1,966
Investor Class	$149	$582	$1,041	$2,313

Portfolio Turnover
The MicroCap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the MicroCap Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the MicroCap Value Fund’s performance. During the most recent fiscal year ended February 28, 2018, the MicroCap Value Fund’s portfolio turnover rate was 50.99% of the average value of its portfolio.

Principal Investment Strategies
To achieve its investment objective, the MicroCap Value Fund invests, under normal circumstances, at least 80% of the value of its net assets, plus the amount of borrowings for investment purposes, in publicly traded equity securities of micro-capitalization issuers that the Advisor believes are undervalued. Publicly traded equity securities include common stocks, preferred stocks, and convertible securities of various micro-capitalization issuers, and exchange-traded funds (“ETFs”) that invest in such securities. The MicroCap Value fund defines a micro capitalization company as a company with a market capitalization within a range of $50 million and $1.1 billion; this range is determined by the capitalization range of the companies held in the Russell 2000 Value® Index as of the date of the index’s annual rebalancing each June.

18

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

The Advisor uses a bottom-up selection process to attempt to identify equity securities of companies that appear to be selling at a discount relative to the Advisor’s assessment of their potential value. In identifying securities to be held by the MicroCap Value Fund, the Advisor will utilize a proprietary valuation model combined with in-depth industry and company specific research developed by the Advisor, which focuses on the cash flows, historical profitability, projected future earnings, and financial condition of individual companies. The Advisor may weigh other factors against a company’s valuation in deciding which securities the MicroCap Value Fund may purchases. These factors may include the following:

•	quality of the business franchise,
•	competitive advantage,
•	economic or market conditions,
•	deployment of capital, and
•	reputation, experience, and competence of the company’s management.

Generally, securities are sold when the characteristics and factors used to select the security change or when the security has appreciated to the point that it is no longer attractive for the MicroCap Value Fund to hold the security in its portfolio of investments. In pursuit of its investment objective, the MicroCap Value Fund may invest a significant portion of its assets in one or more sectors of the equity securities market. In implementing the investment strategy of the MicroCap Value Fund, the Advisor invests with a multi-year investment horizon rather than focusing on the month or quarter end data.

Principal Risks
 An investment in the MicroCap Value Fund is subject to investment risks, including loss of money invested in the Fund. There can be no assurance that the MicroCap Value Fund will be successful in meeting its investment objective. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the MicroCap Value Fund to achieve its investment objective. Generally, the MicroCap Value Fund will be subject to the following additional risks:

•	Market Risk
Market risk refers to the risk that the value of securities in the MicroCap Value Fund’s portfolio may decline due to daily fluctuations in the securities markets generally.

•	Equity Securities

Since the MicroCap Value Fund invests in equity securities, it is subject to the risk that stock prices will fall over short of extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

•	Convertible Securities

Convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.

19

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

•	Micro-Cap Securities

Investing in the securities of micro-cap companies generally involves substantially greater risk than investing in larger, more established companies. Micro-cap companies may have erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products. Such companies may also have less publicly available corporate information as compared to larger companies.

•	Management Style Risk

Because the MicroCap Value Fund invests primarily in value stocks (stocks that the Advisor believes are undervalued), the MicroCap Value Fund’s performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g. growth stocks), or that have a broader investment style.

•	Sector Risk

Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the MicroCap Value Fund invests more heavily in a sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

•	Issuer Risk

The value of any of the MicroCap Value Fund’s portfolio securities may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

•	ETF Risk

An investment in an ETF generally presents the same primary risks as an investment in a conventional registered mutual fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a sector, may increase or decrease, thereby affecting the value of the shares of an ETF. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. There is also the risk that the Fund may suffer losses due to the investment practices of the ETF. In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the MicroCap Value Fund’s expenses.

Fund’s Past Performance
 The bar chart and performance table below illustrate the variability of the MicroCap Value Fund’s returns. The MicroCap Value Fund’s past performance (before and after taxes) does not necessarily indicate how the MicroCap Value Fund will perform in the future. The information provides some

20

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

indication of the risks of investing in the MicroCap Value Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one-year and since inception periods compare with the returns of a broad-based securities market index. Updated information on the MicroCap Value Fund’s results can be obtained by visiting www.dghmfunds.com or by calling toll free at 1-800-653-2839.

DGHM Microcap, G.P., a privately offered fund managed by the MicroCap Value Fund’s portfolio managers (the “Predecessor Fund”), was reorganized into the MicroCap Value Fund, a series of World Funds Trust, a Delaware statutory trust (the “Reorganization”).The MicroCap Value Fund commenced operations on June 1, 2016 after the Reorganization. The Predecessor Fund commenced operations on December 18, 1991. The Predecessor Fund had an investment objective, strategies, guidelines and restrictions that were, in all material respects, the same as those of the MicroCap Value Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the MicroCap Value Fund. However, the Predecessor Fund was not registered as an investment company under the 1940 Act, and it was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected its performance.

The MicroCap Value Fund’s performance for periods prior to the commencement of operations on June 1, 2016 is that of the Predecessor Fund (net of actual fees and expenses charged to the Predecessor Fund). Because the Predecessor Fund was offered to its investors without the imposition of a management fee, the MicroCap Value Fund’s performance for periods prior to June 1, 2016, has been adjusted to reflect the deduction of the highest management fee assessed by the Advisor to its separate account clients that pursue an investment strategy similar to that of the MicroCap Value Fund. The performance of the Predecessor Fund has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations applicable to each class of shares of the MicroCap Value Fund. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of each class of shares of the MicroCap Value Fund, the performance may have been lower than the performance shown in the bar chart and Average Annual Total Returns table below. For periods following the MicroCap Value Fund’s commencement of operations on June 1, 2016, the performance will be that of each class of shares and will differ as a result of the different levels of fees and expenses applicable to each class of shares. The MicroCap Value Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following bar chart shows the MicroCap Value Fund’s annual returns for the Institutional Class shares of the Fund as of December 31, 2017. The performance of the MicroCap Value Fund’s Investor Class shares and Class C shares would differ from the Institutional Class returns shown in the bar chart because the expenses of the Classes differ.

21

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

During the periods shown in the bar chart, the Institutional Class’ highest return for a calendar quarter was 16.10% (quarter ending 06/30/09) and the Institutional Class’ lowest return for a calendar quarter was -25.55% (quarter ending 12/31/08). The year-to-date return for the Institutional Class as of March 31, 2018 was -2.73%.

The following table shows how average annual total returns of the MicroCap Value Fund’s Institutional Class compared to those of the MicroCap Value Fund’s benchmarks. The table also presents the impact of taxes on the MicroCap Value Fund’s Institutional Class.

22

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

Average Annual Total Return as of December 31, 2017

	1 Year	5 Years	10 Years	Since Inception (12/18/1991)[1]

Institutional Class Return Before Taxes	15.41%	16.56%	8.94%	13.05%
Institutional Class Return After Taxes on Distribution[1]	10.91%	15.64%	8.49%	12.87%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares[2]	9.55%	13.08%	5.82%	11.85%
Investor Class Return before Taxes[3]	15.02%	16.22%	8.65%	12.76%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	7.84%	13.01%	8.17%	N/A
Russell Microcap® Value Index (reflects no deduction for fees, expenses or taxes)	11.09%	14.60%	7.89%	N/A
1 The Fund commenced operations on June 30, 2010, for Investor Class and Institutional Class. The Fund has the same investment objective, strategies and policies as the Predecessor Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
3 The returns in the table above reflect the returns of the Predecessor Fund as adjusted to reflect the estimated internal operating expenses of the MicroCap Value Fund’s Investor Class shares. Investor Class shares would have substantially similar annual returns as the Predecessor Fund because the shares would have been invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes do not have the same expenses.

Investment Advisor
 Dalton, Greiner, Hartman, Maher & Co., LLC is the investment advisor to the MicroCap Value Fund.

Portfolio Managers
 The Advisor’s investment team that is primarily responsible for the day-to-day management of the MicroCap Value Fund is comprised of the following individuals:

•	Bruce H. Geller, Portfolio Manager since the MicroCap Value Fund’s inception.
•	Jeffrey C. Baker, Portfolio Manager since the MicroCap Value Fund’s inception.
•	Peter A. Gulli, Portfolio Manager since the MicroCap Value Fund’s inception.
•	Donald S. Porter, Portfolio Manager since the MicroCap Value Fund’s inception.

23

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information” and “Financial Intermediary Compensation.”

General Summary Information

Tax Information
You will generally be subject to federal income tax each year on dividend and distribution payments, as well as on any gain realized when you sell (redeem) or exchange your Fund shares. If you hold Fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information about the Funds’ Principal Investment Strategies

Investment Objective
 The investment objective of the All-Cap Value Fund, the V2000 SmallCap Value Fund, and the MicroCap Value Fund is long-term capital appreciation. Each Fund’s investment objective may be changed without shareholder approval. Shareholders will be given 60 days’ notice of such change.

The All-Cap Value Fund, the V2000 SmallCap Value Fund and the MicroCap Value Fund may each be referred to generally throughout this document as a “Fund” or collectively, as the “Funds”.

DGHM All-Cap Value Fund
 To achieve its investment objective, the All-Cap Value Fund invests under normal circumstances at least 80% of the value of its net assets in publicly traded equity securities, which include common stocks, preferred stocks and convertible securities of various issuers, and exchange-traded funds (“ETFs”) that invest in such securities. The All-Cap Value Fund does not have a minimum allocation to any capitalization range. This 80% investment policy may be changed without shareholder approval upon 60 days’ prior notice to All-Cap Value Fund shareholders.

The Advisor uses a bottom-up selection process to attempt to identify equity securities of companies that appear to be selling at a discount relative to the Advisor’s assessment of their potential value. The Advisor focuses on the cash flows, historical profitability, projected future earnings, and financial condition of individual companies in identifying which securities the All-Cap Value Fund may purchase.

24

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

The Advisor may weigh other factors against a company’s valuation in deciding which companies may appear attractive for investment. These factors may include the following:
o	quality of the business franchise,
o	competitive advantage,
o	economic or market conditions,
o	deployment of capital, and
o	reputation, experience, and competence of the company’s management.

Generally, securities are sold when the characteristics and factors used to select the security change or the security has appreciated to the point where it is no longer attractive for the All-Cap Value Fund to hold the security in its portfolio of investments. In pursuit of its investment objective, the All-Cap Value Fund may invest a significant portion of its assets in one or more sectors of the equity securities market, such as healthcare, technology, natural resources, etc. In implementing the investment strategy of the All-Cap Value Fund, the Advisor invests with a multi-year investment horizon rather than focusing on the month or quarter end data. The Advisor does not attempt to make macroeconomic calls (i.e., predict economic growth, interest rates, currency levels, commodity prices, etc.). Additionally, the Advisor does not predict the direction of the stock market.

The All-Cap Value Fund may also purchase exchange-traded funds (“ETFs”) in accordance with applicable requirements of the Investment Company Act of 1940, as amended (“1940 Act”). An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index, such as the S&P 500. ETFs are traded on a securities exchange (e.g., the New York Stock Exchange) based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustee fees, and marketing expenses. Therefore, if the All-Cap Value Fund were to become a shareholder in an ETF, the All-Cap Value Fund would be required to pay its proportionate share of the expenses of the ETF.

DGHM V2000 SmallCap Value Fund
To achieve its investment objective, the V2000 SmallCap Value Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in publicly traded equity securities of various small capitalization issuers that the Advisor believes are undervalued. Publicly traded equity securities include common stocks, preferred stocks, and convertible securities of small capitalization companies, and exchange-traded funds (“ETFs”) that invest in such securities. The V2000 SmallCap Value fund defines a small capitalization company as a company with a market capitalization within a range of $250 million and $4.5 billion; this range is determined by the capitalization range of the companies held in the Russell 2000 Value® Index as of the date of the index’s annual rebalancing each June. This 80% investment policy may be changed without shareholder approval upon 60 days’ prior notice to V2000 SmallCap Value Fund shareholders.

25

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

The Advisor uses a bottom-up selection process to attempt to identify equity securities of companies that appear to be selling at a discount relative to the Advisor’s assessment of their potential value. The Advisor focuses on the cash flows, historical profitability, projected future earnings, and financial condition of individual companies in identifying which securities the V2000 SmallCap Value Fund may purchase. The Advisor may weigh other factors against a company’s valuation in deciding which companies may appear attractive for investment. These factors may include the following:
o	quality of the business franchise,
o	competitive advantage,
o	economic or market conditions,
o	deployment of capital, and
o	reputation, experience, and competence of the company’s management.

Generally, securities are sold when the characteristics and factors used to select the security change or the security has appreciated to the point where it is no longer attractive for the V2000 SmallCap Value Fund to hold the security in its portfolio of investments. In pursuit of its investment objective, the V2000 SmallCap Value Fund may invest a significant portion of its assets in one or more sectors of the equity securities market, such as healthcare, technology, natural resources, etc. In implementing the investment strategy of the V2000 SmallCap Value Fund, the Advisor invests with a multi-year investment horizon rather than focusing on the month or quarter end data.

The V2000 SmallCap Value Fund may also purchase ETFs in accordance with applicable requirements of the 1940 Act. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index, such as the S&P 500. ETFs are traded on a securities exchange (e.g., the New York Stock Exchange) based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustee fees, and marketing expenses. Therefore, if the V2000 SmallCap Value Fund were to become a shareholder in an ETF, the V2000 SmallCap Value Fund would be required to pay its proportionate share of the expenses of the ETF.

DGHM MicroCap Value Fund
To achieve its investment objective, the MicroCap Value Fund invests, under normal circumstances, at least 80% of the value of its net assets, plus the amount of borrowings for investment purposes, in publicly traded equity securities of micro-capitalization issuers that the Advisor believes are undervalued. Publicly traded equity securities include common stocks, preferred stocks, and convertible securities of various micro-capitalization issuers, and exchange-traded funds (“ETFs”) that invest in such securities. The MicroCap Value fund defines a micro capitalization company as a company with a market capitalization within a range of $50 million and $1.1 billion; this range is determined by the capitalization range of the companies held in the Russell 2000 Value® Index as of the date of the index’s annual rebalancing each June. This 80% investment policy may be changed without shareholder approval upon 60 days’ prior notice to MicroCap Value Fund shareholders.

26

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

The Advisor uses a bottom-up selection process to attempt to identify equity securities of companies that appear to be selling at a discount relative to the Advisor’s assessment of their potential value. The Advisor focuses on the cash flows, historical profitability, projected future earnings, and financial condition of individual companies in identifying which securities the MicroCap Value Fund may purchase. The Advisor may weigh other factors against a company’s valuation in deciding which companies may appear attractive for investment. These factors may include the following:
o	quality of the business franchise,
o	competitive advantage,
o	economic or market conditions,
o	deployment of capital, and
o	reputation, experience, and competence of the company’s management.

Generally, securities are sold when the characteristics and factors used to select the security change or the security has appreciated to the point where it is no longer attractive for the MicroCap Value Fund to hold the security in its portfolio of investments. In pursuit of its investment objective, the MicroCap Value Fund may invest a significant portion of its assets in one or more sectors of the equity securities market. In implementing the investment strategy of the MicroCap Value Fund, the Advisor invests with a multi-year investment horizon rather than focusing on the month or quarter end data.

The MicroCap Value Fund may also purchase ETFs in accordance with applicable requirements of the 1940 Act. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index, such as the S&P 500. ETFs are traded on a securities exchange (e.g., the American Stock Exchange) based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustee fees, and marketing expenses. Therefore, if the MicroCap Value Fund were to become a shareholder in an ETF, the MicroCap Value Fund would be required to pay its proportionate share of the expenses of the ETF.

Other Investments and Temporary Defensive Positions
While each of the Funds’ primary focus is investment in equity securities, each Fund has flexibility to invest in other types of securities when:
•	the Advisor believes they offer more attractive opportunities;
•	as a temporary defensive measure in response to adverse market, economic, political, or other conditions; or
•	to meet liquidity, redemption, and short-term investing needs.

Each Fund may from time to time determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, bank certificates of deposit, bankers’ acceptances, commercial paper, money market instruments, and to the extent permitted by applicable law and the Funds’ investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of a Fund’s assets in these investments.

27

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

To the extent a Fund invests in money market funds or other investment companies, shareholders of that Fund would indirectly pay both that Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. To the extent a Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, each of the Funds will also hold money market instruments or similar type investments for cash that is awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for funds to pay for operating expenses.

Additional Information about the Funds’ Principal Risks

An investment in the Funds is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that either of the Funds will be successful in meeting its investment objective. The Advisor’s ability to choose suitable investments has a significant impact on the ability of each Fund to achieve its investment objective. Generally, each of the Funds (unless otherwise noted) will be subject to the following additional principal risks:

•
Market Risk. Market risk refers to the risk that the value of securities in a Fund’s portfolio may decline due to daily fluctuations in the securities markets generally. A Fund’s performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in a Fund’s investment portfolio, national and international economic conditions, general equity market conditions, and other factors and conditions beyond the Advisor’s control. In a declining stock market, stock prices for all companies (including those in a Fund’s portfolio) may decline, regardless of their long-term prospects. Increases or decreases in value of stocks are generally greater than for bonds and other investments.

•
Equity Securities. Since the Funds invest in equity securities, they are subject to the risk that stock prices will fall over short of extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

•
Convertible Securities. Convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment.

28

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

•
Small-Cap and Mid-Cap Securities (with respect to V2000 SmallCap Value Fund and All-Cap Value Fund). Investing in the securities of small-cap and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of these companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because these companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that these companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, these companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. These companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. These factors affect the Advisor’s access to information about the companies and the stability of the markets for the companies’ securities. These companies may be more vulnerable than larger companies to adverse business or economic developments; the risk exists that the companies will not succeed; and the prices of the companies’ shares could dramatically decline in value. Therefore, an investment in a Fund may involve a substantially greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies. This risk may be particularly greater for the V2000 SmallCap Value Fund than the All-Cap Value Fund.

•
MicroCap Securities (with respect to MicroCap Value Fund). Investing in the securities of micro-cap companies generally involves substantially greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of these companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because these companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that these companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, these companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. These companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. These factors affect the Advisor’s access to information about the companies and the stability of the markets for the companies’ securities. These companies may be more vulnerable than larger companies to adverse business or economic developments; the risk exists that the companies will not succeed; and the prices of the companies’ shares could dramatically decline in value. Therefore, an investment in the Fund may involve a substantially greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

29

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

•
Large-Cap Securities (with respect to All-Cap Value Fund). Companies with large market capitalizations go in and out of favor based on various market and economic conditions. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•
Management Style Risk. Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Funds invest primarily in value stocks (stocks that the Advisor believes are undervalued), the Funds’ performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g. growth stocks), or that have a broader investment style.

•
Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which a Fund may invest more heavily will vary.

•
Issuer Risk. The value of any of a Fund’s portfolio securities may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

•
ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional registered fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a sector, may increase or decrease, thereby affecting the value of the shares of an ETF. In addition, all ETFs will have costs and expenses that will be passed on to a Fund and these costs and expenses will in turn increase a Fund’s expenses. ETFs are also subject to the following risks that often do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to the ETF’s net asset value (“NAV”); as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact a Fund’s NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices) used by the exchange may temporarily halt trading in the ETF’s stock. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. Finally, there may be legal limitations and other conditions imposed by Securities and Exchange Commission (“SEC”) rules on the amount of ETF shares that a Fund may acquire.

30

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

See also “Risk Factors,” and “Investment Policies,” and “Investment Restrictions” discussed in the Statement of Additional Information that is incorporated herein by reference and made a part hereof.

General Information

The Funds’ Investment Advisor
The Funds’ investment advisor is Dalton, Greiner, Hartman, Maher & Co., LLC, a Delaware limited liability company, whose address is 565 Fifth Avenue, Suite 2101, New York, New York 10017. The Advisor serves in this capacity pursuant to an investment advisory agreement with the Trust with respect to each Fund. Subject to the authority of the Board of Trustees of the Trust (“Trustees”), the Advisor provides guidance and policy direction in connection with its daily management of each Fund’s assets. The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees, and the provision of certain executive personnel to the Funds.

The Advisor was organized in 1982 as Dillon Read Capital, the money management subsidiary of Dillon, Read & Co., Inc., formerly an investment bank. The Advisor is currently 80% owned by Boston Private Financial Holdings, Inc., which is organized as a bank holding company focusing on wealth management through private banking and investment services. The remaining 20% interest in the Advisor is employee owned. As of May 31, 2018, the Advisor had approximately $2.0 billion in assets under management.

Historical Performance of Accounts Similar to the V2000 SmallCap Value Fund
The table in this section shows supplemental performance data for DGHM V2000 SmallCap Value Composite (“DGHM V2000 SmallCap Value Composite”), which is intended to assist prospective investors in making informed investment decisions. The DGHM V2000 SmallCap Value Composite is composed of all accounts that are managed by the Advisor and that have investment objectives, strategies, and policies substantially similar to the V2000 SmallCap Value Fund. As of December 31, 2017 the Composite consisted of 23 advisory accounts. As of this date, the total assets of the Composite were approximately $1,086 million. The DGHM V2000 SmallCap Value Composite is presented net of fees and expenses and reflects the reinvestment of dividends and distributions.

The DGHM V2000 SmallCap Value Composite performance is not the V2000 SmallCap Value Fund’s performance, nor should it be considered a substitute for the V2000 SmallCap Value Fund’s performance. The DGHM V2000 Small Cap Value Composite performance is not intended to predict or suggest the return that will be experienced by the V2000 SmallCap Value Fund or the return one might achieve by investing in the V2000 SmallCap Value Fund. The V2000 SmallCap Value Fund’s performance may be different than the performance of the DGHM V2000 SmallCap Value Composite due to, among other things, differences in fees and expenses, investment limitations, diversification requirements, and tax restrictions. The overall expenses of the accounts comprising the DGHM V2000 SmallCap Value Composite are generally lower than those of the V2000 SmallCap Value Fund and,

31

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

accordingly, the performance of those accounts would have been less if they had incurred the expenses of the DGHM V2000 SmallCap Value Fund. Also, the accounts that comprise the DGHM V2000 SmallCap Value Composite are not registered mutual funds and are not subject to certain investment limitations, diversification requirements, and other restrictions imposed on mutual funds by the 1940 Act and the Internal Revenue Code, which, if applicable, could adversely affect the performance of the DGHM V2000 SmallCap Value Composite.

Average Annual Total Returns Periods Ended December 31, 2017	Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years
DGHM V2000 SmallCap Value Composite	7.91%	9.02%	12.33%	8.95%
Russell 2000® Value Index*	7.84%	9.55%	13.01%	8.17%
* The Russell 2000® Value Index measures the small-capitalization value sector of the U.S. equity market. It is a subset of the Russell 2000 Index. The Russell 2000® Value Index is capitalization–weighted and consists of those companies, or portion of a company, with lower price-to-book ratios and lower forecasted growth within the Russell 2000 Index. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

Historical Performance of Accounts Similar to the MicroCap Value Fund
The table in this section shows supplemental performance data for DGHM MicroCap Value Composite (“DGHM MicroCap Value Composite”), which is intended to assist prospective investors in making informed investment decisions. The DGHM MicroCap Value Composite is composed of all accounts that are managed by the Advisor and that have investment objectives, strategies, and policies substantially similar to the MicroCap Value Fund. As of December 31, 2017 the Composite consisted of 14 advisory accounts. As of this date, the total assets of the Composite were approximately $144 million. The DGHM MicroCap Value Composite is presented net of fees and expenses and reflects the reinvestment of dividends and distributions.

The DGHM MicroCap Value Composite performance is not the MicroCap Value Fund’s performance, nor should it be considered a substitute for the MicroCap Value Fund’s performance. The DGHM MicroCap Value Composite performance is not intended to predict or suggest the return that will be experienced by the MicroCap Value Fund or the return one might achieve by investing in the MicroCap Value Fund. The MicroCap Value Fund’s performance may be different than the performance of the DGHM MicroCap Value Composite due to, among other things, differences in fees and expenses, investment limitations, diversification requirements, and tax restrictions. The overall expenses of the accounts comprising the DGHM MicroCap Value Composite are generally lower than those of the MicroCap Value Fund and, accordingly, the performance of those accounts would have been less if they had incurred the expenses of the DGHM MicroCap Value Fund. Also, the accounts that comprise the DGHM MicroCap Value Composite are not registered mutual funds and are not subject to certain investment limitations, diversification requirements, and other restrictions imposed on mutual funds by the 1940 Act and the Internal Revenue Code, which, if applicable, could adversely affect the performance of the DGHM MicroCap Value Composite.

32

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

Average Annual Total Returns Periods Ended December 31, 2017	Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years
DGHM MicroCap Value Composite	15.49%	13.34%	16.62%	8.83%
Russell Microcap® Value Index*	11.09%	10.72%	14.60%	7.89%
Russell 2000® Value Index**	7.84%	9.55%	13.01%	8.17%
*The Russell Microcap® Index measures the performance of the microcap segment, representing less than 3% of the U.S. equity market. The Russell Microcap® Value Index includes the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next 1,000 securities. The Russell Microcap® Value Index measures companies from the Russell Microcap® Index that exhibit lower price to book and price to earnings ratios and lower forecasted growth values.
** The Russell 2000® Value Index measures the small-capitalization value sector of the U.S. equity market. It is a subset of the Russell 2000 Index. The Russell 2000® Value Index is capitalization –weighted and consists of those companies, or portion of a company, with lower price-to-book ratios and lower forecasted growth within the Russell 2000 Index. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

Brokerage Practices
In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor may not consider sales of shares of a Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell a Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner that the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Trust being reported to the Trustees.

The Advisor’s Compensation
Under the investment advisory agreements for the Funds, the Advisor is entitled to receive monthly compensation based on each Fund’s average daily net assets at the annual rates of 0.06% for the All-Cap Value Fund, 0.48% for the V2000 SmallCap Value Fund and 0.49% for the MicroCap Value Fund. For the fiscal year ended February 28, 2018, the Advisor received compensation at the annual rate of 0.20% for the All-Cap Value Fund. For the fiscal year ended February 28, 2018, the Advisor received compensation at the annual rate of 0.57% for the V2000 SmallCap Value Fund. For the fiscal year ended February 28, 2018, the Advisor received compensation at the annual rate of 0.21% for the MicroCap Value Fund. A discussion regarding the basis for the Trustees approving the investment advisory agreement for each of the Funds is available in the Funds’ semi-annual report to shareholders for the period ending August 31, 2017 and will be available in the Funds’ semi-annual report to shareholders for the period ended August 31, 2018.

33

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

Expense Limitation Agreement
The Advisor and Trust have entered into an Expense Limitation Agreement, on behalf of each Fund, under which the Advisor has agreed, through June 30, 2019, to waive its fees and to reimburse other expenses of the Funds, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, if applicable and expenses incurred under a shareholder servicing or administrative servicing plan, if applicable) to not more than 1.10%, 0.98%, and 1.19% of the average daily net assets of the All-Cap Value Fund, the V2000 SmallCap Value Fund and the MicroCap Value Fund, respectively. In determining a Fund’s total operating expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor. Additionally, fees reimbursed to a Fund relating to brokerage/services arrangements shall not be considered in determining a Fund’s total operating expenses so as to benefit the Advisor. Finally, the Expense Limitation Agreement excludes any “acquired fund fees and expenses.” In addition, the Advisor may be entitled to recoupment of fees waived or expense reimbursed by the Advisor to the Funds. The total amount of recoupment shall be the sum of all fees waived or expenses reimbursed by the Advisor and all other payments remitted by the Advisor to a Fund during any of the previous three years following the date such waiver and/or reimbursement was made, less any recoupment previously paid by a Fund to the Advisor for such waivers or reimbursements. Amounts recouped may not cause a Fund to exceed its expense limit in place at the time of the waiver or reimbursement and at the time of the recoupment. It is expected that the Expense Limitation Agreement will continue from year-to-year for each Fund provided such continuance is specifically approved by a majority of the Trustees who are not “interested persons” of the Trust or any other party to the Expense Limitation Agreement, as such term is defined in the 1940 Act. The Trustees or the Advisor may terminate this expense limitation agreement by mutual written consent.

The Funds’ Portfolio Managers
The Advisor utilizes a management team approach with respect to each Fund and the management team is jointly and primarily responsible for the day-to-day management of each Fund. The management team is comprised of various professional investment personnel of the Advisor. The individuals on the management team that have the most significant responsibility for the day-to-day management of each of the Funds are Bruce H. Geller, Jeffrey C. Baker, Peter A. Gulli, and Donald S. Porter.

34

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

Mr. Geller has served as the Advisor’s Chief Executive Officer since 2007. Mr. Baker has served has the Advisor’s Chief Investment Officer since 2007. Mr. Gulli joined the Advisor in 1999 and is a Senior Vice President. Mr. Porter joined the Advisor in 2005 and is a Senior Vice President. Each portfolio manager also serves as a sector analyst and is responsible for stock selection within their defined sectors and each carries the Certified Financial Analyst (“CFA”) designation.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other assets managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Board of Trustees
The Funds are series portfolios of the Trust, an open-end management investment company organized as a Delaware statutory trust on April 9, 2007. The All-Cap Value Fund and V2000 SmallCap Value Fund were each reorganized into the Trust on October 23, 2013 from a series of DGHM Investment Trust, a Delaware statutory trust. The Trustees supervise the operations of the Funds according to applicable state and federal law, and the Trustees are responsible for the overall management of the Funds’ business affairs.

Administrator and Transfer Agent
Commonwealth Fund Services, Inc. (“CFS”), the offices of which are located at 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235, serves as Administrator and Transfer Agent for the Trust. As administrator, CFS assists the Trust in the performance of its administrative responsibilities to the Funds, coordinates the services of each vendor of the Funds, and provides the Funds with certain administrative and compliance services. In addition, CFS makes available the office space, equipment, personnel, and facilities required to provide these services to the Funds.

As Transfer Agent, CFS provides transfer agency and dividend-disbursing services to the Funds. As indicated later in this Prospectus under the caption “Investing in the Funds,” the Transfer Agent handles orders to purchase and redeem shares of the Funds and disburses dividends paid by the Funds.

Distributor
First Dominion Capital Corp. (the “Distributor”), the offices of which are located at 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235, is the principal underwriter and distributor of the Funds’ shares and serves as the Funds’ exclusive agent for the distribution of the Funds’ shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers or other approved entities.

Each of the Funds has adopted Distribution Plans with respect to Investor Class and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to each of the Distribution Plans, the Funds compensate the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of each Fund’s shares (this compensation is commonly referred to as “12b-1 fees”). The Distribution Plans provide that the Funds will pay the annual rate of up to 0.25% of the average daily net assets of each Fund’s Investor Class shares and 1.00% of the average daily net assets of each Fund’s Class C shares for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and

35

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

shareholder servicing with respect to each Fund’s shares. The 0.25% fee for the Investor Class shares is a service fee. The 1.00% fee for the Class C shares is comprised of a 0.25% service fee and a 0.75% distribution fee. Because the 12b-1 fees are paid out of the Funds’ assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges. The Institutional Class Shares are sold without the imposition of 12b-1 fees.

The Distribution Plans, while primarily intended to compensate for shareholder services expenses, were adopted pursuant to Rule 12b-1 under the 1940 Act, and therefore may be used to pay for certain expenditures related to financing distribution related activities of the Funds.

Other Expenses
In addition to the 12b-1 fees and the investment advisory fees, the Funds pay all expenses not assumed by the Advisor, including, without limitation, the following: the fees and expenses of its independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Shareholder Servicing
 The Funds have adopted a shareholder service plan for their Institutional Class, Investor Class, and Class C shares. Under a shareholder services plan, the Funds may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, such as: 1) receiving and processing shareholder orders; 2) performing the accounting for the shareholder’s account; 3) maintaining retirement plan accounts; 4) answering questions and handling correspondence for individual accounts; 5) acting as the sole shareholder of record for individual shareholders; 6) issuing shareholder reports and transaction confirmations; 7) executing daily investment “sweep” functions; and 8) furnishing investment advisory services.

Because the Funds have adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Funds believe the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Funds, however, follow the procedural requirements of Rule 12b-1 in connection with the implementation and administration of each shareholder services plan.

An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Funds will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm’s customers.

36

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

The Funds do not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Funds also do not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Funds and any compensation the authorized firm may receive directly from its clients.

For more information, please refer to the SAI.

Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. Complete holdings (as of the dates of such reports) are available in reports on Form N-Q and Form N-CSR filed with the SEC.

Investing In the Funds

Purchase Options
The All-Cap Value Fund and the V2000 SmallCap Value Fund offer Investor Class, Institutional Class, and Class C shares through this Prospectus. MicroCap Value Fund offers Investor Class and Institutional Class shares through this Prospectus. Fund shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. The share classes available to an investor may vary depending on how the investor wishes to purchase shares of the Funds. The following is a summary of each share class.

Investor Class shares
•	No front-end sales charge or contingent deferred sales charge (“CDSC”).
•	Distribution and service plan (Rule 12b-1) fees of 0.25%.
•	$2,500 minimum investment for all account types.
•	$500 minimum additional investments ($100 for those participating in an automatic investment plan).
•	A Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.
•	No maximum purchase per transaction.
•	No conversion feature.

Institutional Class shares
•	No front-end sales charge or CDSC.
•	No distribution and service plan (Rule 12b-1) fees.
•	$100,000 minimum investment for all account types.

37

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

•	$500 minimum additional investments ($100 for those participating in an automatic investment plan).
•	A Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.
•	No maximum purchase per transaction.
•	No conversion feature.

Class C shares (offered by All-Cap Value Fund and V2000 SmallCap Value Fund only)
•	No front-end sales charge.
•	A 1.00% CDSC on shares redeemed within one year of purchase.
•	Distribution and service plan (Rule 12b-1) fees of 1.00%.
•	$1,000 minimum investment for all account types.
•	$500 minimum additional investments ($100 for those participating in an automatic investment plan).
•	A Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.
•	No maximum purchase per transaction.
•	Automatic conversion to Investor Class shares seven years after purchase.

When you purchase shares of the Fund, you must choose a share class. If none is chosen, your investment will be made in the Investor Class shares. Further information is available free of charge by calling the Fund toll free at 1-800-653-2839.

Contingent Deferred Sales Charges
If you redeem your Class C shares within the first year of purchase you may be subject to a CDSC. For example, if you purchased shares on January 31 of one year and redeemed as of January 30 the next year you may be subject to the CDSC; however, if you redeemed on January 31 of that next year you would not be subject to that charge. The CDSC is imposed on the redemption proceeds according to the following schedule:

Year of Redemption After Purchase	Contingent Deferred Sales Charge
During 1st year	1.00%
After First Year and all Subsequent Years	None

The CDSC is calculated as a percentage of the NAV of the Class C shares at the time of purchase or redemption by first determining whichever value is lower and then multiplying that value by 1%. The CDSC will be paid to the Distributor for providing distribution-related services with respect to the sale of Class C shares of a Fund. The Distributor, as paying agent for the Funds, may pay all or a portion of the CDSC to the broker-dealers, banks, insurance companies, and other financial intermediaries that make Class C shares available in exchange for their services. The Distributor may also retain a portion of the CDSC.

38

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

To determine if the CDSC applies to a particular redemption, the Funds redeem shares in the following order: (i) shares acquired by reinvestment of dividends and capital gains distributions; and then (ii) shares held for the longest period. Shares acquired through the reinvestment of dividends or distribution of capital gains will not be subject to a contingent deferred sales charge.

The CDSC imposed on Class C shares redeemed within the first year of purchase may be waived in certain circumstances. See “Redeeming Shares - Contingent Deferred Sales Charge Waivers” below. If you hold Class C shares for seven years, they will automatically convert to Investor Class shares, which are also offered in this Prospectus. Investor Class shares are subject to fees of 0.25% under the Distribution Plan. Purchases of Class C shares made on any day during a calendar month will age, for the purpose of conversion, one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

Contingent Deferred Sales Charge Waivers
The CDSC imposed on Class C shares may be waived in the following circumstances:

•	Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased.
•	Tax-free returns of excess contributions to IRAs.
•
Redemption upon the death or permanent disability of the shareholder if made within one year of the death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•	Redemptions of Class C shares pursuant to a systematic withdrawal plan.
•	Mandatory distributions from a tax-deferred retirement plan or IRA.

If you wish to request that a CDSC be waived for one of the reasons stated above, contact your broker-dealer, bank, insurance company, or other financial intermediary, or a Fund. Such waiver requests must be made at the time of redemption.

Reinstatement Privilege
If you sell Class C shares of a Fund, you may reinvest some or all the proceeds in the same share class within 90 days without a CDSC. Reinstated Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can only be used once per calendar year. If you want to use the reinstatement privilege, contact your financial representative or broker-dealer.

Purchase and Redemption Price

Determining the Fund’s NAV
 The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by the Funds in good form. An order is considered to be in good form if it includes a complete application and payment in full of the purchase

39

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

amount. A Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The NAV per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. A Fund does not calculate NAV on business holidays when the NYSE is closed. The NYSE is open for business every day other than weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. To the extent a Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of each Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use third-party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using a Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap or mid-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s NAV calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Administrator when it believes that fair value pricing is required for a security. The Funds’ policies regarding fair value pricing are intended to result in a calculation of each Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Funds’ normal pricing procedures. The performance of the Funds may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Funds’ normal pricing procedures. The Funds may also be unable to receive the portfolio security’s fair value if the Funds should sell the security. The Trustees monitor and evaluate the Funds’ use of fair value pricing, and periodically review the results of any fair valuation under the Funds’ policies.

Other Matters
Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for a Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. A Fund may suspend redemptions, if permitted by

40

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of a Fund’s shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement.

Exchange Privileges
To the extent that the Advisor manages other Funds in the Trust, you may exchange your shares of a Fund for shares of the same class of any other Fund managed by the Advisor which are offered for sale in the state in which you reside. Any such exchange will be made at NAV. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the Fund in which you wish to invest.

If you wish to exchange shares of your Fund, please call toll free 1-800-653-2839 for instructions to authorize any such exchange. You may be instructed to direct the Fund to exchange such shares in writing and will be asked to provide information such as your account number, number of shares to be exchanged, the name of the Fund to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of your existing shares.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privileges upon prior written notice to the shareholders.

How to Buy Shares
 You may purchase shares of the Funds through Financial Intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund (collectively, “Financial Intermediaries”). You may also purchase shares directly from the Distributor. You may request a copy of this prospectus by calling toll free at 1-800-653-2839. Financial Intermediaries who offer Investor Class shares, Class C shares, or Institutional Class shares may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, Financial Intermediaries may charge transaction fees or set different minimum investment amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Funds as the policies and procedures may be different. The price you pay for a share of a Fund is the NAV next determined upon receipt by the Transfer Agent or Financial Intermediary. Each Fund will be deemed to have received your purchase or redemption order when the Financial Intermediary receives the order. Such Financial Intermediaries are authorized to designate other Financial Intermediaries to receive purchase and redemption orders on the Funds’ behalf.

Certain Financial Intermediaries may have agreements with the Funds that allow the intermediary to enter confirmed purchase and redemption orders on behalf of clients and customers. Under this arrangement, the Financial Intermediary must send your payment to the Funds by the time the Funds price their shares on the following business day.

41

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

The Funds are not responsible for ensuring that a Financial Intermediary carries out its obligations. You should look to the Financial Intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Funds.

Minimum investments.  The minimum initial investment in each series portfolio of the Trust – the All-Cap Value Fund, the V2000 SmallCap Value Fund and the MicroCap Value Fund (each a “Fund” and collectively the “Funds”) – is $2,500 for the Investor Class shares, $100,000 for the Institutional Class shares and $1,000 for the Class C shares. For each share class, the subsequent investment is $500, except for shares purchased through an automatic investment plan.

Small Account Balances. If the value of your account falls below the minimum account balance of $1,000, the Funds may ask you to increase your balance. If the account value is still below this balance after 60 days, the Funds may close your account and send you the proceeds. The Fund will not close your account if it falls below this amount solely as a result of Fund performance. Please check with your Financial Intermediary concerning required minimum account balances. You should note that should such a redemption occur with regards to a non-retirement account, such redemption would be subject to taxation. Please refer to the section entitled “Dividends, Distributions & Taxes” below.

Proper Form. Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received by the Fund.

Customer Identification Program. Federal regulations require that the Trust obtain certain personal information about you when opening a new account. As a result, the Trust must obtain the following information for each person that opens a new account:

Name;
Date of birth (for individuals);
Residential or business street address (although post office boxes are still permitted for mailing); and
Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Trust may restrict your ability to purchase additional shares until your identity is verified. The Trust also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

42

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

Purchases by Mail. For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to Commonwealth Fund Services, Inc., the Fund’s transfer agent and dividend disbursing agent (“Transfer Agent”), at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Fund. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Purchases by Wire. You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund toll free at 1-800-653-2839 or the Transfer Agent at 1-800 628-4077 to advise the Trust of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund’s records. You will not have access to your shares until the purchase order is completed in good form, which includes the receipt of completed account information by the Transfer Agent. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

Purchases by Telephone. You may also purchase shares by telephone, by contacting the Fund toll free at 1-800-653-2839 or the Transfer Agent at 1-800 628-4077.

Other Purchase Information. You may purchase and redeem Fund shares, or exchange shares by telephoning toll free at 1-800-628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund’s shares, depending on your arrangement with the broker.

How to Sell Shares
 You may redeem your shares of the Funds at any time and in any amount by contacting your Financial Intermediary or by contacting the Fund by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in “proper order.” The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

The Funds’ procedure is to redeem shares at the NAV next determined after the Transfer Agent or authorized Financial Intermediary receives the redemption request in proper order. Payment of redemption proceeds will be made promptly, as instructed by check, wire or automated clearing house (“ACH”) but no later than the seventh calendar day following the receipt of the request in proper order. The Funds may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances, you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

43

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

Each Fund typically expects to meet redemption requests through cash holdings or cash equivalents and anticipates using these types of holdings on a regular basis. The Funds typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form: (i) for payment by check, the Funds typically expect to mail the check within two business days; and (ii) for payment by wire or ACH, the Funds typically expect to process the payment within two business days. Payment of redemption proceeds may take up to seven days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

To the extent cash holdings or cash equivalents are not available to meet redemption requests, each Fund will meet redemption requests by selling portfolio assets. In addition, if a Fund determines that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

If you sell your shares through a securities dealer or investment professional, it is such person’s responsibility to transmit the order to the Funds in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Redemption By Mail. To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered, to:

[Insert Name of Fund and Class of Shares]
c/o Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

44

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent toll free at 1-800-628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption By Telephone. You may redeem your shares by telephone provided that you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent toll free at 1-800-628-4077. There is no charge to shareholders for redemptions by telephone. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Redemption By Wire. If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, the Fund’s name, the Fund’s account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

The Funds will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. There is no charge to shareholders for redemptions by wire.

Redemption in Kind. The Funds typically expects to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Adviser believes it is in the best interest of a Fund and its shareholders not to sell portfolio assets, each Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian to the extent such arrangements are in place with the custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” While each Fund does not intend, under normal circumstances, to redeem its shares by payment in kind, it is possible that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day

45

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Systematic Withdrawal Plan
A shareholder who owns shares of a Fund valued at $2,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount (not less than $100). Each month or quarter, as specified, a Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of a Fund or paid in cash. Call or write the Fund for an application form.

Signature Guarantees
To protect your account and the Funds from fraud, signature guarantees may be required to ensure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Miscellaneous
Each Fund reserves the right to (i) refuse to accept any request to purchase shares of a Fund for any reason; (ii) suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared; and (iii) suspend its offering of shares at any time.

Frequent Purchases and Redemptions
Frequent purchases and redemptions (“Frequent Trading”) of shares of a Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of a Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Funds’ portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for a Fund’s small-cap and mid-cap portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Funds could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Funds may face unfavorable impacts as small-cap and mid-cap securities may be more volatile than securities for larger, more established companies and it may be more difficult to sell a significant amount of shares to meet redemptions in a limited market. Current shareholders of the Funds may also face unfavorable impacts as portfolio

46

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Funds.

The MicroCap Value Fund will assess a 1.00% redemption fee of Investor Class and Institutional Class shares of the Fund redeemed within 60 days of purchase as a percentage of amount redeemed. The Administrator may, in consultation with the Chief Compliance Officer of the Trust, waive the 1.00% redemption fee applicable to the MicroCap Value Fund. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of long-term shareholders. The “first in-first out” (“FIFO”) method is used to determine the holding period; this means that if you purchase shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. The fee does not apply to Fund shares acquired through the reinvestment of dividends and the Automatic Investment Plan or shares redeemed through the Systematic Withdrawal Program. The MicroCap Value Fund reserves the right to change the terms and amount of this fee upon at least a 60-day notice to shareholders.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Funds under which the Trust’s Chief Compliance Officer and Transfer Agent will monitor Frequent Trading through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four “round-trips” (a purchase and sale or an exchange in and then out of a Fund) within a rolling twelve-month period. Shareholders exceeding four round-trips will be investigated by the Funds and possibly restricted from making additional investments in the Funds. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in Frequent Trading of Fund shares. The Funds reserve the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In the event the foregoing purchase and redemption patterns occur, it shall be the policy of the Trust that the shareholder’s account and any other account with the Funds under the same taxpayer identification number shall be precluded from investing in the Funds (including investment that are part of an exchange transaction) for such time period as the Trust deems appropriate based on the facts and circumstances (including, without limitation, the dollar amount involved and whether the Investor has been precluded from investing in the Funds before); provided that such time period shall be at least 30 calendar days after the last redemption transaction. The above policies shall not apply if the Trust determines that a purchase and redemption pattern is not a Frequent Trading pattern or is the result of inadvertent trading errors.

These policies and procedures will be applied uniformly to all shareholders and the Funds will not accommodate market timers.

47

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

The policies also apply to any account, whether an individual account or accounts with Financial Intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Funds. Accordingly, the ability of the Funds to monitor and detect Frequent Trading activity through omnibus accounts is very limited and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in Frequent Trading through omnibus accounts or to curtail such trading. However, the Funds will establish information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act that may require sharing of information about you and your account, and otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts.

If the Funds identify that excessive short-term trading is taking place in a participant-directed employee benefit plan account, the Funds or their Advisor or Transfer Agent will contact the plan administrator, sponsor or trustee to request that action be taken to restrict such activity. However, the ability to do so may be constrained by regulatory restrictions or plan policies. In such circumstances, it is generally not the policy of the Funds to close the account of an entire plan due to the activity of a limited number of participants. However, the Funds will take such actions as deemed appropriate in light of all the facts and circumstances.

The Funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Funds are unable to detect and deter trading abuses, the Funds’ performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from Frequent Trading, even when the trading is not for abusive purposes.

Other Important Investment Information

Dividends, Distributions and Taxes
The following information is meant as a general summary of the federal income tax provisions regarding the taxation of the shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about federal, state, and local tax consequences of investing in the Funds.

Each Fund will distribute all or substantially all its net investment income and net realized capital gains to its shareholders at least annually. Shareholders may elect to take in cash or reinvest in additional Fund shares any dividends from net investment income or capital gains distributions. Although a Fund is not taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless

48

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

of whether distributions are paid by the Funds in cash or are reinvested in additional Fund shares. Distributions to non-corporate investors attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Taxable distributions paid by the Funds to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Funds as qualifying for the DRD provided certain holding period requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Funds shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Funds may be required to withhold U.S. federal income tax (presently at the rate of 24%) on all taxable distributions payable to shareholders who fail to provide a Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure distributions and sale of Fund shares are treated appropriately on their income tax returns.

Cost Basis Reporting
Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

49

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Financial Highlights
 The financial highlights tables on the following pages are intended to help you understand the financial performance of the Institutional and Investor Class shares of the Funds and the Class C shares of the All-Cap Value Fund, for the past five years (or since inception in the case of the MicroCap Value Fund). Certain information reflects financial results for a single share of the Funds. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the periods beginning on February 29, 2016, have been audited by Cohen & Company, Ltd., independent registered public accounting firm, whose unqualified report thereon, along with the Funds’ financial statements, are included in the Funds’ Annual Report to Shareholders (the “Annual Report”) and is incorporated by reference into the SAI. Prior to February 29, 2016, the Funds’ financial highlights were audited by the Funds’ prior independent registered public accounting firm. Copies of the Annual Report and the SAI may be obtained at no charge by calling toll free 1-800-653-2839.

50

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

DGHM ALL-CAP VALUE FUND FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Investor Class Shares

	Year ended February 28,		Year ended	Year ended February 28,

	2018	2017	February 29, 2016	2015	2014

Net asset value, beginning of year	$8.78	$7.13	$12.42	$13.64	$11.79

Investment activities
Net investment income (loss)(A)	0.02	0.05	0.05	0.03	0.02
Net realized and unrealized gain (loss) on investments	0.36	2.22	(1.75)	1.20	3.21

Total from investment activities	0.38	2.27	(1.70)	1.23	3.23

Distributions
Net investment income	–	(0.18)	–	(0.16)	–
Net realized gain	(1.40)	(0.44)	(3.59)	(2.29)	(1.38)

Total distributions	(1.40)	(0.62)	(3.59)	(2.45)	(1.38)

Net asset value, end of year	$7.76	$8.78	$7.13	$12.42	$13.64

Total Return	4.07%	31.94%	(15.65% )	9.64%	27.91%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.03%	1.97%	1.71%	1.50%	1.60%
Expenses, net of management fee waivers	1.50%	1.52%	1.71%	1.50%	1.60%
Net investment income (loss)	0.24%	0.62%	0.46%	0.21%	0.17%
Portfolio turnover rate	46.49%	55.80%	49.92%	37.91%	40.36%
Net assets, end of year (000’s)	$5,075	$8,875	$10,298	$23,787	$31,893

(A) Per share amounts calculated using the average number of shares outstanding throughout the year.

51

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

DGHM ALL-CAP VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Class C Shares

	Year ended February 28,			Year ended	Year ended February 28,

	2018	2017		February 29, 2016	2015	2014

Net asset value, beginning of year	$8.02	$6.56		$11.82	$13.11	$11.47

Investment activities
Net investment income (loss)(A)	(0.03)	–	(B)	(0.02)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	0.33	2.04		(1.65)	1.16	3.09

Total from investment activities	0.30	2.04		(1.67)	1.09	3.02

Distributions
Net investment income	–	(0.14)		–	(0.09)	–
Net realized gain	(1.40)	(0.44)		(3.59)	(2.29)	(1.38)

Total distributions	(1.40)	(0.58)		(3.59)	(2.38)	(1.38)

Net asset value, end of year	$6.92	$8.02		$6.56	$11.82	$13.11

Total Return	3.42%	31.17%		(16.24% )	8.91%	26.83%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.74%	2.63%		2.38%	2.21%	2.34%
Expenses, net of management fee waivers	2.10%	2.13%		2.38%	2.21%	2.34%
Net investment income (loss)	(0.36% )	0.01%		(0.21% )	(0.50% )	(0.57% )
Portfolio turnover rate	46.49%	55.80%		49.92%	37.91%	40.36%
Net assets, end of year (000’s)	$1,736	$2,393		$2,740	$5,859	$5,606

(A)	Per share amounts calculated using the average number of shares outstanding throughout the year.
(B)	Less than $0.01 per share

52

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

DGHM ALL-CAP VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Institutional Class Shares

	Year ended February 28,		Year ended	Year ended February 28,

	2018	2017	February 29, 2016	2015	2014

Net asset value, beginning of year	$8.79	$7.15	$12.40	$13.62	$11.75

Investment activities
Net investment income (loss)(A)	0.06	0.08	0.10	0.07	0.07
Net realized and unrealized gain (loss) on investments	0.36	2.23	(1.76)	1.20	3.18

Total from investment activities	0.42	2.31	(1.66)	1.27	3.25

Distributions
Net investment income	–	(0.23)	–	(0.20)	–
Net realized gain	(1.40)	(0.44)	(3.59)	(2.29)	(1.38)

Total distributions	(1.40)	(0.67)	(3.59)	(2.49)	(1.38)

Net asset value, end of year	$7.81	$8.79	$7.15	$12.40	$13.62

Total Return	4.52%	32.44%	(15.31% )	10.00%	28.18%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.79%	1.64%	1.30%	1.19%	1.27%
Expenses, net of management fee waivers	1.10%	1.13%	1.30%	1.19%	1.27%
Net investment income (loss)	0.65%	1.00%	0.87%	0.51%	0.50%
Portfolio turnover rate	46.49%	55.80%	49.92%	37.91%	40.36%
Net assets, end of year (000’s)	$2,888	$3,945	$7,229	$24,271	$29,085

(A)	Per share amounts calculated using the average number of shares outstanding throughout the year.

53

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

DGHM V2000 SMALLCAP VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Investor Class Shares

	Year ended February 28,		Year ended	Year ended February 28,

	2018	2017	February 29, 2016	2015		2014

Net asset value, beginning of year	$12.61	$9.65	$10.80	$10.38		$8.65

Investment activities
Net investment income (loss)(A)	0.10	0.03	0.03	–	(B)	0.03
Net realized and unrealized gain (loss) on investments	0.22	2.99	(1.18)	0.43		2.13

Total from investment activities	0.32	3.02	(1.15)	0.43		2.16

Distributions
Net investment income	–	(0.06)	–	–		(0.32)
Net realized gains	(0.54)	–	–	(0.01)		(0.11)

Total distributions	(0.54)	(0.06)	–	(0.01)		(0.43)

Net asset value, end of year	$12.39	$12.61	$9.65	$10.80		$10.38

Total Return	2.37%	31.30%	(10.65% )	4.14%		25.12%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.92%	1.63%	2.18%	2.28%		7.59%
Expenses, net of legal and compliance fees
waivers before management fee waivers	1.92%	1.63%	2.18%	2.28%		6.77%
Expenses, net of all waivers	1.40%	1.40%	1.40%	1.40%		1.53%
Net investment income (loss)	0.82%	0.25%	0.32%	0.03%		0.26%
Portfolio turnover rate	51.15%	36.01%	38.37%	54.06%		41.45%
Net assets, end of year (000’s)	$201	$602	$225	$357		$318

(A)	Per share amounts calculated using the average number of shares outstanding throughout the year.
(B)	Less than $0.01 per share.

54

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

DGHM V2000 SMALLCAP VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Institutional Class Shares

	Year ended February 28,		Year ended	Year ended February 28,

	2018	2017	February 29, 2016	2015	2014

Net asset value, beginning of year	$13.44	$10.24	$11.48	$11.02	$8.88

Investment activities
Net investment income (loss)(A)	0.13	0.08	0.08	0.05	0.08
Net realized and unrealized gain (loss) on investments	0.27	3.19	(1.27)	0.47	2.17

Total from investment activities	0.40	3.27	(1.19)	0.52	2.25

Distributions
Net investment income	(0.19)	(0.07)	(0.05)	(0.05)	–
Net realized gains	(0.54)	–	–	(0.01)	(0.11)

Total distributions	(0.73)	(0.07)	(0.05)	(0.06)	(0.11)

Net asset value, end of year	$13.11	$13.44	$10.24	$11.48	$11.02

Total Return	2.77%	31.97%	(10.38% )	4.75%	25.33%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.30%	1.28%	1.70%	1.68%	4.62%
Expenses, net of legal and compliance fees
waivers before management fee waivers	1.30%	1.28%	1.70%	1.68%	3.80%
Expenses, net of all waivers	0.98%	0.98%	0.98%	0.98%	1.01%
Net investment income (loss)	0.93%	0.67%	0.74%	0.45%	0.78%
Portfolio turnover rate	51.15%	36.01%	38.37%	54.06%	41.45%
Net assets, end of year (000’s)	$51,365	$60,791	$21,687	$13,549	$7,265

(A)	Per share amounts calculated using the average number of shares outstanding throughout the year.

55

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

DGHM MICROCAP VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Institutional Class

	Year ended	Period June 1, 2016(B)
	February 28, 2018	to February 28, 2017

Net asset value, beginning of period	$12.20	$10.00

Investment activities
Net investment income (loss)(A)	0.02	0.02
Net realized and unrealized gain (loss) on investments	1.08	2.22

Total from investment activities	1.10	2.24

Distributions
Net investment income	(0.04)	(0.04)
Net realized gains	(1.44)	–

Total distributions	(1.48)	(0.04)

Net asset value, end of period	$11.82	$12.20

Total Return	8.50%	22.36%	**
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.70%	1.58%	*
Expenses, net of management fee waivers	1.19%	1.19%	*
Net investment income (loss)	0.15%	0.29%	*
Portfolio turnover rate	50.99%	34.16%	**
Net assets, end of period (000’s)	$24,106	$22,931

(A)	Per share amounts calculated using the average number of shares outstanding throughout the period.
(B)	Inception date

*Annualized
**Not Annualized

56

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

DGHM MICROCAP VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Investor Class

	Year ended	Period July 11, 2016(B)
	February 28, 2018	to February 28, 2017

Net asset value, beginning of peroid	$12.22	$10.41

Investment activities
Net investment income (loss)(A)	(0.02)	–
Net realized and unrealized gain (loss) on investments	1.07	1.81

Total from investment activities	1.05	1.81

Distributions
Net investment income	–	–
Net realized gains	(1.44)	–

Total distributions	(1.44)	–

Net asset value, end of period	$11.83	$12.22

Total Return	8.05%	17.39%	**
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.03%	2.29%	*
Expenses, net of management fee waivers	1.50%	1.50%	*
Net investment income (loss)	(0.16%)	(0.05%)	*
Portfolio turnover rate	50.99%	34.16%	**
Net assets, end of period (000’s)	$339	$198

(A)	Per share amounts calculated using the average number of shares outstanding throughout the period.
(B)	Inception date

* Annualized
** Not Annualized

57

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Prospectus (June 28, 2018)

How to Get More Information

Additional information about each Fund’s investments is available in the:

•
Statement of Additional Information (“SAI”) which contains more detail about some of the matters discussed in the prospectus. The SAI is incorporated by reference (and therefore legally a part of this prospectus) into the prospectus.

•
Annual and Semi-Annual Reports to shareholders which describe each Fund’s performance and list their portfolio securities. The Annual Reports also include a letter from Fund management describing each Fund’s investment strategies that significantly affected the Funds’ performance during the last fiscal year as well as a discussion of the market conditions and trends and their implications on the Funds.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund as follows:

By telephone:	1-800-653-2839

By mail:	[Name of Fund]
c/o Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

By e-mail:	mail@ccofva.com

On the Internet:	http://www.dghmfunds.com

You may also view and obtain copies of the SAI, and/or other Fund reports and other information directly from the SEC by:

•	Visiting the SEC’s Public Reference Room in Washington, D.C. (Call 1-202-551-8090 for information about the Public Reference Room)

•	Sending a written request, plus a duplicating fee, to the SEC’s Public Reference Section, Washington, D.C. 20549-1520, or by E-mail request to: publicinfo@sec.gov

•	Visiting the EDGAR Database on the SEC’s Internet website - http://www.sec.gov

Investment Company Act file number 811-22172

58

Dalton, Greiner, Hartman, Maher & Co., LLC

Statement of Additional Information

DGHM Funds

DGHM All-Cap Value Fund	DGHM V2000 SmallCap Value Fund	DGHM MicroCap Value Fund
Investor Class Ticker: DGHMX	Investor Class Ticker: DGSMX	Investor Class Ticker: DGMMX
Institutional Class Ticker: DGAIX	Institutional Class Ticker: DGIVX	Institutional Class Ticker: DGMIX
Class C Ticker: DGACX	Class C Ticker: DGSVX

June 28, 2018

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
Telephone No. 1-800-653-2839

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for the DGHM All-Cap Value Fund (“All-Cap Value Fund”), the DGHM V2000 SmallCap Value Fund (“V2000 SmallCap Value Fund”) and the DGHM MicroCap Value Fund (“MicroCap Value Fund”) (each a “Fund” and collectively, the “Funds”), dated the same date as this SAI (“Prospectus”), and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. This SAI incorporates by reference the Funds’ Annual Report for the fiscal year ended February 28, 2018 (“Annual Reports”). Copies of the Prospectus, Annual Reports, and/or Semi-annual Reports may be obtained at no charge by calling the Funds at the phone number shown above or by writing to World Funds Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Table of Contents

The Trust	3

The Funds	4

Investment Limitations	11

Portfolio Transactions	15

Description of Shares	18

Management and Other Service Providers	19

Additional Purchase and Redemption Information	40

Special Shareholder Services	42

Disclosure of Portfolio Holdings	44

Net Asset Value	47

Additional Tax Information	48

Financial Information	63

Appendix A – Description of Ratings	64

Appendix B – Proxy Voting Policies	69

Appendix C – Nominating and Corporate Governance Committee Charter	81

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

The Trust

World Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 9, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and commonly known as a “mutual fund”. The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other mutual funds of the Trust, other than the Funds, are described in separate prospectuses and statements of additional information.

Pursuant to a reorganization that took place on October 23, 2013, the All-Cap Value Fund and V2000 SmallCap Value Funds are the successors by merger to series of the DGHM Investment Trust (“Predecessor Funds”), a Delaware statutory trust. The Predecessor Funds had the same investment objectives and strategies and the same investment policies as the Funds. The Funds’ investment adviser is Dalton, Greiner, Hartman, Maher & Co., LLC (the “Advisor”).

The MicroCap Value Fund acquired the assets and liabilities of a privately offered fund managed by the MicroCap Value Fund’s portfolio managers, in a reorganization completed on May 31, 2016. The privately offered fund had an investment objective and strategies that were, in all material respects, the same as those of the MicroCap Value Fund and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the MicroCap Value Fund. However, the privately offered fund was not registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and was not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code (the “Code”).

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series based on the number of shares of the series held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

The Funds

This SAI relates to the prospectus for the Funds’ Investor Class, Institutional Class, and Class C shares and should be read in conjunction with that prospectus. This SAI is incorporated by reference into the Funds’ prospectus. No investment in shares should be made without reading the prospectus. The Funds are separate investment portfolios or series of the Trust.

Description of Multiple Classes of Shares
The Funds are authorized to issue three classes of shares: Investor Class shares imposing no front-end or contingent deferred sales charges (“CDSC”), imposing a 0.25% 12b-1 fee, and shareholder services plan fee; Institutional Class shares imposing no front-end, CDSC , or 12b-1 fees, and imposing a shareholder services plan fee; and Class C shares imposing no front-end sales charge, imposing a contingent deferred sales charge of 1.00% if shares are redeemed within 1 year after purchase, imposing a 1.00% 12b-1 and service fee, and imposing a shareholder services plan fee.

General Investment Risks
 All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Funds’ investment program will be successful. Investors should carefully review the descriptions of the Funds’ investments and their risks described in the Prospectus and this SAI.

Attached to the SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Funds may invest.

Equity Securities
The equity portion of each of the Fund’s portfolio will generally be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market as described in the Prospectus. In addition to common stocks, the equity portion of each of the Fund’s portfolio may also include preferred stocks and convertible preferred stocks. Prices of equity securities in which the Funds invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, specific industry changes and market volume. Such price fluctuations subject the Funds to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Funds. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will most likely decline. There are also special risks associated with investing in preferred stock, including the following:

•
Deferral and Nonpayment. Preferred stock may include provisions that permit the issuer, at its discretion, to defer or fail to pay distributions for a stated period without any adverse consequences to the issuer.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

•
Subordination. Preferred stock may be subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income and liquidation payments upon the bankruptcy or other liquidation of the issuer, and therefore will be subject to significantly greater credit risk than more senior debt instruments. Consequently, in the event an issuer were to go through a bankruptcy or liquidation, the subordinated right to payment of the Fund as a holder of the issuer’s preferred stock could adversely affect the value of each Fund’s investment and an investor could incur a loss of investment in the Fund as a result.

•
Liquidity. Preferred stock may be more thinly traded and substantially less liquid than many other types of securities, such as common stocks or U.S. government securities. This lack of market liquidity may adversely affect the value of each Fund’s investment in the preferred stock, and an investor could incur a loss of investment in the Fund as a result.

•	Limited Voting Rights. Generally, preferred stock offers no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods.

•
Special Redemption Rights. The terms of a preferred stock series may, in certain circumstances, allow the issuer of the preferred stock to redeem the securities prior to a specified date. As with call provisions, a redemption by the issuer may negatively impact the return of the shares of preferred stock held by the Fund.

The V2000 SmallCap Value Fund’s and the MicroCap Value Fund’s securities may be thinly traded, and as a result those funds are subject to liquidity risk similar to the liquidity risk described above for preferred stocks.

Convertible Securities
 Although the equity investments of the Fund consist primarily of common and preferred stocks, the Fund may buy securities convertible into common stock if, for example, Dalton, Greiner, Hartman, Maher & Co., LLC, each Fund’s investment advisor, believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of a Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. Each Fund’s ability to invest in warrants may be limited by each Fund’s investment restrictions.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Foreign Securities
The Funds may invest in foreign securities represented by American Depository Receipts (“ADRs”). ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Funds, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

Real Estate Securities
 Although the Funds will not invest directly in real estate, the Funds may invest in securities of issuers primarily engaged in or related to the real estate industry. The Funds may invest in real estate investment trusts (“REITs”) and real estate operating companies, as well as other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development, or companies whose financial prospects are deemed by the Advisor to be real estate oriented and consistent with each Fund’s investment objectives. A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests. Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying a REIT’s investments are concentrated geographically, by property type or in certain other respects, the REIT may be subject to certain of the foregoing risks to a

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

greater extent. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REIT may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (“1940 Act”).

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Money Market Instruments
 The Funds may invest in money market instruments including U.S. Government obligations or corporate debt obligations provided that they are eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Funds acquire a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P’s”), or Fitch Investors Service, Inc. (“Fitch”), or if not rated, of equivalent quality in the Advisor’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Funds only through the Master Note program of each Fund’s custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Funds.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Exchange-Traded Funds
 As noted in the Prospectus, the Funds may invest in ETFs. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units if the Advisor believes it is in each Fund’s best interest to do so. Each Fund’s ability to redeem creation units may be limited by the 1940 Act which provides that the ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. There is also the risk that ETFs in which the Funds may invest will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Funds may invest will incur expenses not incurred by their applicable indices. These expenses will be passed on to the Funds, thus increasing each Fund’s expenses. Certain securities comprising the indices tracked by these ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

The market value of ETF shares may also differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.

U.S. Government Securities
 The Funds may invest in U.S. Government securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association (“GNMA”), as well as obligations of U.S. Government authorities, agencies, and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), others are not. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of each Fund’s shares.

Restricted and Illiquid Securities
The portfolios of the Funds may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, non-publicly offered securities and restricted securities. Restricted securities are securities where the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Funds may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Funds will not invest more than 15% of its net assets in illiquid securities.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. Under the supervision of the Board of Trustees (the “Board”), the Advisor determines the liquidity of restricted securities and, through reports from the Advisor, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of a Fund could be adversely affected.

Lending of Portfolio Securities
In order to generate additional income, each of the Funds may lend portfolio securities in an amount up to 33% of total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board. In determining whether the Funds will lend securities, the Advisor will consider all relevant facts and circumstances. The Funds may not lend securities to any company affiliated with the Advisor. Each loan of securities will be collateralized by cash, securities, or letters of credit. The Funds might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with a Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Portfolio Turnover
Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. The Funds may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds. High rates of portfolio turnover could lower performance of the Funds due to increased costs and may also result in the realization of capital gains. If the Funds realize capital gains when it sells its portfolio investments, it must generally distribute those gains to shareholders, increasing their taxable distributions.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Temporary Defensive Positions
The Funds may, from time to time, take temporary defensive positions that are inconsistent with each Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Funds may hold up to 100% of its portfolio in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities). When the Funds take a temporary defensive position, the Funds may not be able to achieve its investment objective.

Borrowing
To the extent permitted under the 1940 Act and other applicable law, the Funds may borrow money. In the event that a Fund ever borrows money under these conditions, such borrowings could increase the Fund’s costs and thus reduce the value of the Fund’s assets and returns to shareholders.

Investment Limitations

All-Cap Value Fund and V2000 SmallCap Value Fund
Each of the Funds has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose means the lesser of (i) 67% of each Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

Fundamental Restrictions
 As a matter of fundamental policy, a Fund may not:

1.
Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions). For purposes of this limitation, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin;

2.	Issue senior securities, except as permitted by the 1940 Act;

3.
Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

4.
Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

5.	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

6.	Make investments for the purpose of exercising control or management over a portfolio company;

7.
Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

8.
Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, and bankers’ acceptance shall not be deemed to be the making of a loan;

9.
Purchase or sell real estate or direct interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds); or

10.	Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

With respect to fundamental restriction #2 above, the 1940 Act and regulatory interpretations of relevant provisions of the 1940 Act establish the following general limits, subject to modification to conform to the 1940 Act as interpreted or modified from time to time: Open-end registered investment companies such as the Funds are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of shares (each Fund is a series of the Trust) and to divide those series into separate classes. Individual class and institutional class are separate classes. The Funds have no intention of issuing senior securities, except that the Trust has issued its shares in separate series and may divide those series into classes of shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

With respect to fundamental restriction #3 above, a Fund, subject to modification to conform to the 1940 Act as interpreted or modified from time to time, each Fund is permitted, consistent with the 1940 Act, to borrow, and pledge its shares to secure such borrowing, provided, that immediately

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

thereafter there is asset coverage of at least 300% for all borrowings by the Fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of a Fund, the Fund will reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. To the extent outstanding borrowings of a Fund exceed 5% of the value of the total assets of such Fund, the Fund will not make additional purchases of securities – the foregoing shall not be construed to prevent the Fund from settling portfolio transactions or satisfying shareholder redemptions orders. The Securities and Exchange Commission (the “SEC”) has indicated, however, that certain types of transactions, which could be deemed “borrowings” (such as firm commitment agreements and reverse repurchase agreements), are permissible if a Fund “covers” the agreements by establishing and maintaining segregated accounts.

With respect to fundamental restriction #7 above, a “group of industries” means particular related industries that when grouped together may be considered a sector. For example, banking may be considered to be an industry while banking and insurance taken together may be considered a group of industries, or a sector.

Non-Fundamental Restrictions
 The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, a Fund may not:

1.	Invest in interests in oil, gas, or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs; or

2.	Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

MicroCap Value Fund
 The MicroCap Value Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the MicroCap Value Fund. A “majority” for this purpose means the lesser of (i) 67% of the MicroCap Value Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Fundamental Restrictions
 As a matter of fundamental policy, the MicroCap Value Fund:

1.	May not issue any senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time;

2.	May not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time;

3.
May not underwrite securities issued by others except to the extent the MicroCap Value Fund may be deemed to be an underwriter under certain federal securities laws, in connection with the disposition of portfolio securities;

4.
May not invest more than 25% of the value of its net assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

5.	May not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.	May not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

7.	May invest in commodities, only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the MicroCap Value Fund;

8.	Shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities from time to time.

With respect to fundamental restriction #1 above, the 1940 Act and regulatory interpretations of relevant provisions of the 1940 Act establish the following general limits, subject to modification to conform to the 1940 Act as interpreted or modified from time to time: Open-end registered investment companies such as the MicroCap Value Fund are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of shares (the MicroCap Value Fund is a series of the Trust) and to divide those series into separate classes. Investor class and institutional class are separate classes. The MicroCap Value Fund has no intention of issuing senior securities, except that the Trust has issued its shares in separate series and may divide those series into classes of shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

With respect to fundamental restriction #2 above, the MicroCap Value Fund, subject to modification to conform to the 1940 Act as interpreted or modified from time to time, the MicroCap Value Fund is permitted, consistent with the 1940 Act, to borrow, and pledge its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by the MicroCap Value Fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of the MicroCap Value Fund, the MicroCap Value Fund will reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits the MicroCap Value Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. To the extent outstanding borrowings of the MicroCap Value Fund exceed 5% of the value of the total assets of such Fund, the MicroCap Value Fund will not make additional purchases of securities – the foregoing shall not be construed to prevent the MicroCap Value Fund from settling portfolio transactions or satisfying shareholder redemptions orders. The SEC has indicated, however, that certain types of transactions, which could be deemed “borrowings” (such as firm commitment agreements and reverse repurchase agreements), are permissible if the MicroCap Value Fund “covers” the agreements by establishing and maintaining segregated accounts.

With respect to fundamental restriction #4 above, a “group of industries” means particular related industries that when grouped together may be considered a sector. For example, banking may be considered to be an industry while banking and insurance taken together may be considered a group of industries, or a sector.

With respect to the “fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

Portfolio Transactions

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds. The Advisor shall manage each Fund’s portfolio in accordance with the terms of the Investment Advisory Agreement (each an “Advisory Agreement” or together, the “Advisory Agreements”) by and between the Advisor and the Trust on behalf of each of the Funds, which is described in detail under “Management and Other Service Providers – Investment Advisor.” The Advisor serves as investment advisor for a number of client accounts, including the Funds. Investment decisions for the Funds are made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Brokerage Selection
The Funds have adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell each Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. In selecting brokers to be used in portfolio transactions, the Advisor’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Advisor considers a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor’s past experience with similar trades, and other factors that may be unique to a particular order. Recognizing the value of these discretionary factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians, and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds. The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Advisor in connection with advisory clients other than the Funds and not all such services may be useful to the Advisor in connection with the Funds. Although such information may be a useful supplement to the Advisor’s own investment information in rendering services to the Funds, the value of such research and services is not expected to reduce materially the expenses of the Advisor in the performance of its services under the Advisory Agreements and will not reduce the management fees payable to the Advisor by the Funds.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

The Funds may invest in securities traded in the over-the-counter market. In these cases, the Funds may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction. The Funds may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

The aggregate amount of brokerage commissions paid for the past three fiscal years for the Funds are shown below.

	2018	2017	2016
All-Cap Value Fund	$15,877	$27,105	$47,456
SmallCap Value Fund	$85,545	$58,263	$26,493
MicroCap Value Fund	$35,952	$35,705	N/A

As of the close of the fiscal years ended February 28, 2018, February 28, 2017 and February 28, 2016 the All-Cap Value Fund held shares of JP Morgan Chase & Co., a regular broker-dealer of the Fund as defined in the 1940 Act. The aggregate value of such shares held at the close of the fiscal period was $426,657; $689,346; and $783,189, respectively.

Aggregated Trades
While investment decisions for the Funds are made independently of the Advisor’s other client accounts, the Advisor’s other client accounts may invest in the same securities as the Funds. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

Portfolio Turnover
The annualized portfolio turnover rate for each of the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable a Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making decisions for the Funds, and the Funds may engage in short-term trading to achieve their respective investment objectives. High rates of portfolio turnover could lower performance of the Funds due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Description of Shares

The Trust’s Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. The Agreement and Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. The Trust’s shares of beneficial interest have no par value.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a fund are entitled to receive the assets available for distribution belonging to the particular fund, and a proportionate distribution, based upon the relative asset values of the respective fund, of any general assets of the Trust not belonging to any particular fund which are available for distribution.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects only the interests of shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Trust’s outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A particular fund is deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment management agreement or any change in an investment objective, if fundamental, or in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to series or class. The Trust has adopted a Rule 18f-3 Multi-class Plan that contains the general characteristics of, and conditions under which, the Trust may offer multiple classes of shares of each series.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other mutual funds within the Trust, other than the Fund, are described in separate prospectuses and statements of additional information.

The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares of any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust’s shares as the Board may deem desirable. The Agreement and Declaration of Trust authorizes the trustees, without shareholder approval, to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the trustees without shareholder approval. However, the exercise of such authority by the Board without shareholder approval may be subject to certain restrictions or limitations under the 1940 Act.

Management and Other Service Providers

The Trust is governed by the Board, which is responsible for protecting the interests of shareholders. The trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below.

Each Trustee was nominated to serve on the Board based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. David J. Urban has been a Professor of Education since 1989. His strategic planning, organizational and leadership skills help the Board set long-term goals. Ms. Mary Lou H. Ivey has business experience as a practicing tax accountant since 1996 and, as such, brings tax,

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

budgeting and financial reporting skills to the Board. Mr. Theo H. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a partner of a real estate partnership and as an Account Administrator for a money management firm. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Chairman of the Board is Ms. Ivey, who is not an “interested person” of the Trust, within the meaning of the 1940 Act. The Trust also has an independent Audit Committee that allows the Board to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the each Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Funds; (5) engaging the services of the Chief Compliance Officer of the each Fund to monitor and test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond VA, 23235, unless otherwise indicated.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Non-Interested Trustees
NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
David J. Urban (62) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013; Virginia Commonwealth University, Professor of Marketing from 1989 to 2013.	57	None
Mary Lou H. Ivey (59) Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008.	57	None
Theo H. Pitt, Jr. (82) Trustee	Indefinite; Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	57	Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Leeward Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; and Starboard Investment Trust for the 17 series of that trust; (all registered investment companies).

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Officers Who Are Not Trustees
NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David A. Bogaert (54) President and Principal Executive Officer	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc., October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. from 1986 to 2013.	N/A	N/A
Karen M. Shupe (53) Treasurer and Principal Financial Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.	N/A	N/A
Ann T. MacDonald (63) Assistant Treasurer	Indefinite, Since November 2015	Director, Fund Administration and Fund Accounting, Commonwealth Fund Services, Inc., 2003 to present.	N/A	N/A
John H. Lively (49) Secretary	Indefinite, Since November 2013	Attorney, Practus, LLP (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.	N/A	N/A

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Holly B. Giangiulio (55) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present, Corporate Accounting and HR Manager from 2010 to 2015.	N/A	N/A
Julian G. Winters (49) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A

Board Of Trustees
The Board oversees the Trust and certain aspects of the services provided by the Adviser and the Funds’ other service providers. Each Trustee will hold office until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. Each officer of the Trust serves at the pleasure of the Board and for a term of one year or until his or her successor has been duly elected and qualified.

The Trust has a standing Audit Committee of the Board composed of Mr. Urban, Mr. Pitt and Ms. Ivey. The functions of the Audit Committee are to meet with the Trust’s independent auditors to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board. For the Funds’ most recent fiscal year ended, February 28, 2018, the Audit Committee met 9 times.

The Nominating and Corporate Governance Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

forth in its written charter, which is described in Appendix C – the charter also describes the process by which shareholders of the Trust may make nominations. For the Funds’ most recent fiscal year ended February 28, 2018, the Corporate Governance Committee met once.

The Valuation Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt. The Valuation Committee meets as needed in the event that the Funds hold any securities that are subject to valuation and it reviews the fair valuation of such securities on an as needed basis. For the Funds’ most recent fiscal year ended February 28, 2018, the Committee did not meet.

The Qualified Legal Compliance Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to the appropriate remedial action in connection with any report of evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. For the fiscal year ended February 28, 2018, the Committee did not meet.

Trustee Compensation
Each Trustee who is not an “interested person” of the Trust may receive compensation for their services to the Trust. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Effective January 1, 2017 each Trustee received an annual retainer of $35,000. Effective July 1, 2017, each Trustee receives a retainer fee at the annualized rate of $50,000. Additionally, each Trustee receives a fee of $2,500 per special in person meeting and $1,250 per special telephonic meeting. Compensation received from the Trust for the year ended February 28, 2018 is as follows:

Name of Person / Position	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees(1)
David J. Urban, Trustee	$5,143	$0	$0	$45,000
Mary Lou H. Ivey, Trustee	$5,143	$0	$0	$45,000
Theo H. Pitt, Jr., Trustee	$5,143	$0	$0	$45,000
1Company does not pay deferred compensation. The “Fund Complex” consists of the Trust, which is comprised of the 57 Funds.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Trustee Ownership of Fund Shares
The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Funds of the Trust, as of December 31, 2016, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Non-Interested Trustees
David J. Urban	A	A
Mary Lou H. Ivey	A	A
Theo H. Pitt, Jr.	A	A

Sales Loads
No front-end or deferred sales charges are applied to purchase of Fund shares by current or former trustees, officers, employees or agents of the Trust, the Adviser, or the principal underwriter and by the members of their immediate families.

Codes of Ethics
The Trust, Advisor, and the Distributor each have adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, Advisor, and Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to each such code of ethics). There can be no assurance that the codes will be effective in preventing such activities. The code permits employees and officers of the Trust, Advisor, and the Distributor to invest in securities, subject to certain restrictions and pre-approval requirements. In addition, the Advisor’s code requires that portfolio managers and other investment personnel of the Advisor report their personal securities transactions and holdings, which are reviewed for compliance with the Trust’s and Advisor’s code of ethics.

Anti-Money Laundering Program
The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust’s Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of each Fund’s service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Proxy Voting Policies
 The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight by the Trustees. Copies of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, the Fund will file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. Information regarding how the Fund voted proxies as set forth in its most recent filing of Form N-PX will be available (i) without charge, upon request, by calling the Fund at 1-800-637-0550; and (ii) on the SEC’s website at http://www.sec.gov.

Principal Holders of Voting Securities
A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the management agreement with the Adviser.

As of May 31, 2018, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds.

Names and Addresses	Percent of Class	Type of Ownership
DGHM All-Cap Value Fund Institutional Class
Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105	28.89%	Record
Mitra & Co. FBO 98 11270 W Park Place Suite 400 Milwaukee, WI 53224	14.02%	Record
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	10.89%	Record
SEI Private Trust Company C/O Gibralter Bank Attn: Mutual Fund Administrator One Freedom Valley Dr. Oaks, PA 19456	9.37%	Record

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Robert C. Harris 507 Woodfield Rd West Hempstead, NY 11552	8.08%	Record
Raymond James & Assoc Inc. FBO Raymond James Trust Co. PO Box 23559 St. Petersburg, FL 33742	6.23%	Record
Timothy G. Dalton, Jr. PO Box 8570 Avon, CO 81620	6.15%	Record
DGHM All-Cap Value Fund Investor Class
TD Ameritrade, Inc. FBO our customers PO Box 2226 Omaha, NE 68103	9.13%	Record
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	7.82%	Record
Raymond James & Assoc. Inc. FBO Mutual Fund Clients 4520 Holt St. Bellaire,TX 77401	5.18%	Record
Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105	5.10%	Record
DGHM All-Cap Value Fund C Class
Raymond James & Assoc., Inc. CSDN/FBO May IRA 512 Sophia St. New Orleans, LA 70123	6.83%	Record

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

DGHM V2000 SmallCap Value Fund Institutional Class
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	31.61%	Record
Ellard & Co., C/O Fiduciary Trust Co International Church Street Station PO Box 3199 New York, NY 10020	18.98%	Record
JPMorgan Chase 4 Chase Metrotech Center 6th Fl Brooklyn, NY 11245	15.85%	Record
ICMA Retirement Corp 777 North Capitol Street, NE Washington, DC 20002	10.81%	Record
R/N/O Currie & Co, C/O Fiduciary Trust Co International Church Street Station PO Box 3199 New York, NY 10020	9.61%	Record

DGHM V2000 SmallCap Value Fund Investor Class
NFS LLC FEBO its customer 499 Washington Blvd. Jersey City, NJ 07310	42.32%	Record
NFS LLC FEBO its customer 499 Washington Blvd. Jersey City, NJ 07310	12.98%	Record
NFS LLC FEBO its customer 499 Washington Blvd. Jersey City, NJ 07310	10.76%	Record
NFS LLC FEBO its customer 499 Washington Blvd. Jersey City, NJ 07310	10.33%	Record

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

NFS LLC FEBO its customer 499 Washington Blvd. Jersey City, NJ 07310	9.62%	Record
NFS LLC FEBO its customer 499 Washington Blvd. Jersey City, NJ 07310	8.47%	Record
DGHM MicroCap Value Fund Institutional Class
SEI Private Trust Company C/O Compass Bank Attn: Mutual Fund Administrator One Freedom Valley Dr. Oaks, PA 19456	29.00%	Record
UBS WM USA Omni Account M/F Attn: Dept Mgr 1000 Harbor Blvd. Weehawken, NJ 07086	12.94%	Record
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	7.81%	Record
KJ Maher 5 Morgan Ct. Morris Township, NJ 07960	7.75%	Record
Greiner Associates, LP 180 West 58th St. PHA New York, NY 10019	6.72%	Record
NFS LLC FEBO its customer 499 Washington Blvd. Jersey City, NJ 07310	6.60%	Record
K Greiner 180 West 58th St. PHA New York, NY 10019	5.73%	Record
DGHM MicroCap Value Fund Investor Class
TD Ameritrade, Inc. FBO our customers PO Box 2226 Omaha, NE 68103	40.51%	Record

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

NFS LLC FEBO its customer 499 Washington Blvd. Jersey City, NJ 07310	29.78%	Record
NFS LLC FEBO its customer 499 Washington Blvd. Jersey City, NJ 07310	7.31%	Record
CR Tucker 1161 Johnson Dr. Naperville, IL 60540	5.13%	Record

As of the date of this SAI, the Trustees and officers of the Trust own beneficially less than 1% of the outstanding shares of the Funds.

Investment Advisor
Information about the Advisor, Dalton, Greiner, Hartman, Maher & Co., LLC, 565 Fifth Avenue, Suite 2101, New York, New York 10017, and its duties and compensation as Advisor is contained in the Prospectus. The Advisor supervises each Fund’s investments pursuant to the Advisory Agreements. The Advisor was organized in 1982 as Dillon Read Capital, the money management subsidiary of Dillon, Read & Co., Inc., formerly an investment bank. The Advisor is currently 80% owned by Boston Private Financial Holdings, Inc., which is organized as a bank holding company focusing on wealth management through private banking and investment services. The remaining 20% interest in the Advisor is employee owned.

The Advisor manages each Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. Bruce H. Geller, Jeffrey C. Baker, Peter A. Gulli, and Donald S. Porter are primarily responsible for the day-to-day management of each Fund’s portfolio.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement. The Advisory Agreements are terminable without penalty by the Trust on 60-days’ notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60-days’ notice by the Advisor. The Advisory Agreements provide that they will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

As full compensation for the investment advisory services provided to the All-Cap Value Fund, the Advisor is entitled to a monthly fee payable at the annual rate of 0.65% of that Fund’s average daily net assets. The Advisor and the Trust, on behalf of the All-Cap Value Fund, have entered into an Expense Limitation Agreement where the Advisor has agreed to waive or reduce its fees and to assume other expenses of the All-Cap Value Fund through June 30, 2019, if necessary, in amounts that limit the All-Cap Value Fund’s total operating expenses to 1.10% of average daily net assets of the All-Cap Value Fund. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the All-Cap Value Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution adopted in accordance with Rule 12b-1 of the 1940 Act, if applicable, and expenses incurred under a shareholder servicing or administrative servicing plan, if applicable. Prior to March 22, 2016, the Adviser waived or reduced its fees, with the above exceptions, at a rate of not more than 1.50%.

In determining the All-Cap Value Fund’s total operating expenses, expenses that the All-Cap Value Fund would have incurred but did not actually pay because of expense offset or brokerage/services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor. Additionally, fees reimbursed to the All-Cap Value Fund relating to brokerage/services arrangements shall not be taken into account in determining the All-Cap Value Fund’s total operating expenses so as to benefit the Advisor. Finally, the Expense Limitation Agreement excludes any “acquired fund fees and expenses” as that term is described in the prospectus of the All-Cap Value Fund. The Advisor may be entitled to reimbursement of fees waived or remitted by the Advisor to the All-Cap Value Fund. The total amount of reimbursement shall be the sum of all fees previously waived or reduced by the Advisor and all other payments remitted by the Advisor to the All-Cap Value Fund during any of the previous three fiscal years, less any reimbursement previously paid by the All-Cap Value Fund to the Advisor with respect to such waivers, reductions and payments. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within three fiscal years following the date the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation agreement in place at the time of the waiver or reimbursement and at the time the waiver or expense reimbursement is recouped.

The Advisor received the following fees for advisory services to the All-Cap Value Fund for each of the fiscal years set forth below:

	Fiscal Year Ended February 28, 2018	Fiscal Year Ended February 28, 2017	Fiscal Year Ended February 29, 2016
Gross Advisory Fee Earned	$78,993	$103,033	$244,760
Waivers and Reimbursements	$72,312	$75,542	$-0-
Net Advisory Fee Received	$6,681	$27,491	$244,760

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

As full compensation for the investment advisory services provided to the V2000 SmallCap Value Fund, the Advisor is entitled to a monthly fee payable at the annual rate of 0.80% of that Fund’s average daily net assets. In addition, effective October 23, 2013 with regard to the V2000 SmallCap Value Fund, the Advisor entered into an Expense Limitation Agreement where the Advisor has agreed to waive or reduce its fees and to assume other expenses of the V2000 SmallCap Value Fund through June 30, 2019, if necessary, in amounts that limit the V2000 SmallCap Value Fund’s total operating expenses to 0.98% of average daily net assets of the V2000 SmallCap Value Fund. The limit does not apply to interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the V2000 SmallCap Value Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution adopted in accordance with Rule 12b-1 of the 1940 Act, if applicable, and expenses incurred under a shareholder servicing or administrative servicing plan, if applicable. Prior to June 30, 2013, the Adviser waived or reduced its fees, with the above exceptions, at a rate of not more than 1.65%.

In determining the V2000 SmallCap Value Fund’s total operating expenses, expenses that the V2000 SmallCap Value Fund would have incurred but did not actually pay because of expense offset or brokerage/services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor. Additionally, fees reimbursed to the V2000 SmallCap Value Fund relating to brokerage/services arrangements shall not be taken into account in determining the V2000 SmallCap Value Fund’s total operating expenses so as to benefit the Advisor. Finally, the Expense Limitation Agreement excludes any “acquired fund fees and expenses” as that term is described in the prospectus of the V2000 SmallCap Value Fund. The Advisor may be entitled to reimbursement of fees waived or remitted by the Advisor to the V2000 SmallCap Value Fund. The total amount of reimbursement shall be the sum of all fees previously waived or reduced by the Advisor and all other payments remitted by the Advisor to the V2000 SmallCap Value Fund during any of the previous three fiscal years (beginning June 30, 2010), less any reimbursement previously paid by the V2000 SmallCap Value Fund to the Advisor with respect to such waivers, reductions and payments. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within three fiscal years following the date the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation agreement in place at the time of the waiver or reimbursement and at the time the waiver or expense reimbursement is recouped.

The Advisor received the following fees for advisory services to the V2000 SmallCap Value Fund for each of the fiscal years set forth below:

	Fiscal Year Ended February 28, 2018	Fiscal Year Ended February 28, 2017	Fiscal Year Ended February 29, 2016
Gross Advisory Fee Earned	$470,739	$345,875	$129,254
Waivers and Reimbursements	$191,223	$129,670	$116,195
Net Advisory Fee Received	$279,516	$216,205	$13,059

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

As full compensation for the investment advisory services provided to the MicroCap Value Fund, the Advisor is entitled to a monthly fee payable at the annual rate of 1.00 % of that Fund’s average daily net assets (and which is deducted proportionately from each class of shares). The Advisor and the Trust, on behalf of the MicroCap Value Fund, have entered into an Expense Limitation Agreement where the Advisor has agreed to waive or reduce its fees and to assume other expenses of the MicroCap Value Fund through June 30, 2019, if necessary, in amounts that limit the MicroCap Value Fund’s total operating expenses to 1.19% of average daily net assets of the MicroCap Value Fund. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the MicroCap Value Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution adopted in accordance with Rule 12b-1 of the 1940 Act, if applicable, and expenses incurred under a shareholder servicing or administrative servicing plan, if applicable. In determining the MicroCap Value Fund’s total operating expenses, expenses that the MicroCap Value Fund would have incurred but did not actually pay because of expense offset or brokerage/services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor. Additionally, fees reimbursed to the MicroCap Value Fund relating to brokerage/services arrangements shall not be taken into account in determining the MicroCap Value Fund’s total operating expenses so as to benefit the Advisor. Finally, the Expense Limitation Agreement excludes any “acquired fund fees and expenses” as that term is described in the prospectus of the MicroCap Value Fund. The Advisor may be entitled to fees waived or reimbursed by the Advisor. The total amount of reimbursement shall be the sum of all fees previously waived or reduced by the Advisor and all other payments remitted by the Advisor to the MicroCap Value Fund during any of the previous three fiscal years less any reimbursement previously paid by the MicroCap Value Fund to the Advisor with respect to such waivers, reductions and payments. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the MicroCap Value Fund within three fiscal years following the date the expense was incurred, provided that the MicroCap Value Fund is able to make the repayment without exceeding the expense limitation agreement in place at the time of the waiver or reimbursement and at the time the waiver or expense reimbursement is recouped.

The Adviser received the following fees for advisory services to the MicroCap Value Fund for the period set forth below:

	Fiscal Year Ended February 28, 2018	June 1, 2016(1) to February 28, 2017
Gross Advisory Fee Earned	$242,414	$149,354
Waivers and Reimbursements	$123,556	$58,013
Net Advisory Fee Received	$118,858	$91,341
(1)	Inception date of the MicroCap Value Fund.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Portfolio Managers

Compensation
The portfolio managers’ compensation varies with the general success of the Advisor as a firm. Each portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the Advisor’s assets under management. The portfolio managers’ compensation is not directly linked to each Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Advisor’s distributable profits and assets under management.

Ownership of Fund Shares
The table below shows the amount of Funds’ equity securities beneficially owned by each portfolio manager as of February 28, 2018 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the DGHM All-Cap Value Fund/V2000 SmallCap Value/MicroCap Value
Bruce H. Geller	E/E/F
Jeffrey C. Baker	D/C/E
Peter A. Gulli	A/B/A
Donald S. Porter	C/B/C

Other Accounts
In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of February 28, 2018:

Portfolio Management Team	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets*	Number of Accounts	Total Assets*	Number of Accounts	Total Assets*
Bruce H. Geller	0	$0	11	$56	83	$1,782
Accounts where compensation is based upon account performance	0	$0	3	$36	11	$291
    * In millions of dollars.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Portfolio Management Team	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets*	Number of Accounts	Total Assets*	Number of Accounts	Total Assets*
Peter A. Gulli	0	$0	11	$56	83	$1,782
Accounts where compensation is based upon account performance	0	$0	3	$36	11	$291
* In millions of dollars.

Portfolio Management Team	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets*	Number of Accounts	Total Assets*	Number of Accounts	Total Assets*
Jeffrey C. Baker	0	$0	11	$56	83	$1,782
Accounts where compensation is based upon account performance	0	$0	3	$36	11	$291
* In millions of dollars.

Portfolio Management Team	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets*	Number of Accounts	Total Assets*	Number of Accounts	Total Assets*
Donald S. Porter	0	$0	11	$56	83	$1,782
Accounts where compensation is based upon account performance	0	$0	3	$36	11	$291
* In millions of dollars.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Conflicts of Interests
The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of each Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include hedge funds, separately managed private clients and discretionary 401(k) accounts (“Other Accounts”). The Other Accounts might have similar investment objectives as the Fund, be compared to the same index as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.

•
Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. The portfolio managers know the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Fund, or vice versa.

•
Investment Opportunities: The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. Differences in the compensation structures of the Advisor’s investment products may give rise to a conflict of interest by creating an incentive for the Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

Administrator, Fund Accountant and Transfer Agent
Pursuant to a Fund Services Agreement, Commonwealth Fund Services, Inc. (“CFS”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the Funds’ administrator, transfer agent and accounting agent.

In its capacity as administrator, CFS supervises all aspects of the operations of the Funds except those performed by the Advisor. CFS will provide certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. CFS, as administrative agent for the Funds, will provide shareholder, recordkeeping, administrative and blue-sky filing services.

As transfer agent, CFS provides certain shareholder and other services to the Funds, including furnishing account and transaction information and maintaining shareholder account records. CFS will be responsible for processing orders and payments for share purchases. CFS will mail proxy materials (and receive and tabulate proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFS will disburse income dividends and capital distributions and prepare and file appropriate tax-related information concerning dividends and distributions to shareholders.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

CFS also provides accounting services to the Funds. CFS will be responsible for accounting relating to the Funds and their investment transactions; maintaining certain books and records of the Funds; determining daily the net asset value per share of the Funds; and preparing security position, transaction and cash position reports. CFS also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFS is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Trust, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.

CFS receives, for administrative services, an asset-based fee computed daily and paid monthly on the average daily net assets of the Funds, subject to a minimum fee plus out-of-pocket expenses. CFS receives, for transfer agency services, per account fees computed daily and paid monthly, subject to a minimum fee plus out-of-pocket expenses. CFS receives, for fund accounting services, an asset-based fee, computed daily and paid monthly on the average daily net assets of the Fund, subject to a minimum fee plus out-of-pocket expenses.

The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Funds during the periods indicated.

All-Cap Value Fund

Fiscal Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services
February 28, 2018	$17,254	$15,001	$15,212
February 28, 2017	$18,157	$15,000	$15,851
February 29, 2016	$27,592	$18,828	$37,655

V2000 SmallCap Value Fund

Fiscal Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services
February 28, 2018	$26,253	$25,360	$41,423
February 28, 2017	$21,389	$18,291	$30,049
February 29, 2016	$16,006	$15,141	$15,142

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

MicroCap Value Fund

Fiscal Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services
February 28, 2018	$18,351	$24,835	$17,497
February 28, 2017(1)	$9,698	$10,790	$11,033
(1)	For the period June 1, 2016 (inception date of the MicroCap Value Fund) to February 28, 2017.

Custodian
Fifth Third Bank (the “Custodian”), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as the custodian of each Fund’s assets. The Custodian has entered into a foreign sub-custody arrangement with The Bank of New York, as the approved foreign custody manager (the Delegate) to perform certain functions with respect to the custody of each Fund’s assets outside of the United States of America. The Delegate shall place and maintain each Fund’s assets with an eligible foreign custodian; provided that, the Delegate shall be required to determine that each Fund’s assets will be subject to reasonable care based on the standards applicable to custodians in the relevant market.

Distributor
The Funds will conduct a continuous offering of their securities. First Dominion Capital Corp. (“FDCC” or “Distributor”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 acts as each Fund’s principal underwriter and distributor. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. Under the Distribution Agreement, the Distributor serves as the Funds’ principal underwriter and acts as exclusive agent for the Funds in selling their shares to the public on a “best efforts” basis and then only in respect to orders placed – that is, the Distributor is under no obligations to sell any specific number of shares. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval.

The following is information on commissions received by FDCC: For the fiscal year ended February 29, 2016, FDCC received $0 in commissions and underwriting fees from the sale of Fund shares. For the fiscal year ended February 28, 2017, FDCC received $0 in commissions and underwriting fees from the sale of Fund shares. For the fiscal year ended February 28, 2018, FDCC received $0 in commissions and underwriting fees from the sale of Fund shares. Shares redeemed subject to a CDSC will receive a

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

lower redemption value per share. For the fiscal year ended February 29, 2016, FDCC received $30 of CDSC fees. For the fiscal year ended February 28, 2017, FDCC received $273 of CDSC fees. For the fiscal year ended February 28, 2018, FDCC received $12 of CDSC fees.

For its underwriting services the Distributor may receive compensation from the Funds’ 12b-1 Plans to the extent such plans generate sufficient fees to compensate for these services; otherwise the Funds’ Advisor is responsible for payment of such underwriting services.

Independent Registered Public Accounting Firm
The Trustees have selected the firm of Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115 to serve as the independent registered public accounting firm for the Funds for the current fiscal year and to audit the annual financial statements of the Funds, and prepare each Fund’s federal, state, and excise tax returns. The independent registered public accounting firm will audit the financial statements of the Funds at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel
Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, KS 66211, serves as legal counsel to the Trust and the Funds.

Distribution Plans
The Funds have adopted Distribution Plans (“Plan”) pursuant to Rule 12b-1 of the 1940 Act (see “Management of the Fund – Distributor” in the Prospectus) with respect to Investor Class and Class C shares of the Funds. As required by Rule 12b-1, the Plans (together with the Distribution Agreement) have been approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans and the Distribution Agreement. Potential benefits of the Plans to the Funds include improved shareholder services, savings to the Funds in transfer agency costs, savings to the Funds in advisory fees and other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the Plans must be considered by the Trustees annually. The Board has concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Funds. It is anticipated that the 12b-1 Plans will benefit shareholders because an effective sales program typically is necessary for the Funds to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

Under the Plans, the Funds may expend up to 0.25% and 1.00% of the Investor Class shares and Class C shares of each of the Funds, respectively, average daily net assets annually to finance any activity primarily intended to result in the sale of shares of the Funds and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

made. Such expenditures, paid as service fees to any person who sells the Funds’ shares, may not exceed 0.25% of the Funds’ average annual net asset value. Institutional Class shares are sold without the imposition of a 12b-1 fee.

The Plans are a type of plan known as a “compensation” plan because payments are made for services rendered to the Fund with respect to Fund shares regardless of the level of expenditures made by each Fund’s distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan and considering the annual renewal of the Plans. FDCC has indicated that it expects its expenditures to include, without limitation: (i) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports; (ii) those relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to shares of the Funds; (iii) holding seminars and sales meetings designed to promote the distribution of the Funds’ shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of the Funds’ investment objectives and policies and other information about the Funds; (v) training sales personnel regarding the shares of the Funds; and (vi) financing any other activity that each Fund’s distributor determines is primarily intended to result in the sale of shares of the Fund. The Funds’ distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Fund shares.

The table below shows the amount of Rule 12b-1 fees incurred by the Funds and the allocation of such fees by the respective Fund for the fiscal year ended February 28, 2018:

	Advertising	Compensation to Distributor	Platform Fees	Compensation to Broker/Dealers	Total Rule 12b-1 fees incurred
All-Cap Value Fund	$-0-	$-0-	$5,234	$32,173	$37,407
V2000 SmallCap Value Fund	$-0-	$-0-	$846	$0	$846
MicroCap Value Fund	$-0-	$-0-	$644	$139	$783

Additional Purchase and Redemption Information

Reference is made to “How to Buy Shares” and “How to Sell Shares” in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemptions in the Prospectus:

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Purchases
Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized dealers or directly by contacting FDCC or the Fund directly. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The purchase price of shares of the Fund is based on the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form. Net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is open for regular trading (currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” above. The net asset value per share of the Fund is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

The Fund reserves the right in its sole discretion to (i) suspend the offering of its shares; (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

Sales Charges
The public offering price of Investor Class shares, the Institutional Class shares and the Class C shares of the Funds equals net asset value. No front-end sales charge is imposed with respect to any of the shares of the Funds.

From time to time dealers who receive dealer discounts and brokerage commissions from FDCC may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Funds’ distribution arrangements with FDCC, the sales charge payable to FDCC and the dealer discounts may be suspended, terminated, or amended.

Dealers
FDCC and/or the Advisor, at their own expense, may provide compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self- regulatory organization, such as the FINRA. None of the aforementioned compensation is paid for by the Funds or their shareholders.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Redemptions
Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; or (iv) an emergency exists as determined by the SEC. The Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. In addition to the situations described in the Prospectus, the Funds may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time, or to close a shareholder’s account if a Fund is unable to verify the shareholder’s identity. Such redemptions will not be subject to an otherwise applicable contingent deferred sales charge.

Special Shareholder Services

Regular Account
The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to or withdrawals from their account. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are normally not issued.

Automatic Investment Plan
 The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, CFS will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the applicable Fund.

Purchases in Kind
A Fund may accept securities in lieu of payment for the purchase of shares in such Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in the Prospectus.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Involuntary Redemptions
 In addition to the situations described in the Prospectus under “Redeeming Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

Systematic Withdrawal Plan
 Shareholders owning shares with a value of $2,000 or more may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”). A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Funds have the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholders personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or are available by calling the Fund. If the shareholder prefers to receive systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Shares – Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by a Fund upon 60-days’ written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-673-0550 or by writing to:

[Insert Name of Fund and Class of Shares]
c/o Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Redemptions in Kind
The Funds do not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such case the Trustees

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f 1 of the 1940 Act, wherein the Funds committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period.

Transfer of Registration
 To transfer shares to another owner, send a written request to the Fund at the address shown above. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading “Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

Other Information
If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Disclosure of Portfolio Holdings

This Disclosure of Portfolio Securities Holdings Policy (the “Policy”) shall govern the disclosure of the portfolio securities holdings of each series (individually and collectively the “Fund” or “Funds”) of the World Funds Trust (the “Trust”). The Trust maintains this Policy to ensure that disclosure of information about portfolio securities is in the best interests of the Fund and the Fund’s shareholders. The Board reviews these policies and procedures as necessary and compliance will be periodically assessed by the Board in connection with a report from the Trust’s Chief Compliance Officer. In addition, the Board has reviewed and approved the provision of portfolio holdings information to entities described below that may be prior to and more frequently than the public disclosure of such information (i.e., “non-standard disclosure”). The Board has also delegated authority to the officers of the Trust and Advisor to provide such information in certain circumstances (see below).

The Trust is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

portfolio holdings information provided in these reports is as of the end of the respective quarter. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.

Additionally, the Trust’s service providers which have contracted to provide services to the Trust and its funds, including, for example, the custodian, fund accountants, and other service providers assisting with materials utilized in the Board’s 15c processes, that require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust has the following ongoing arrangements with certain third parties to provide the Funds’ portfolio holdings information:

1.
to the Trust’s auditors within sixty (60) days after the applicable fiscal period or other periods as necessary for use in providing audit opinions and other advice related to financial, regulatory, or tax reporting;

2.	to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Trust regulatory filings; and

3.	to the Trust’s administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.

The Trust’s service providers may also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities. Additionally, the Advisor may establish ongoing arrangements with certain third parties to provide the Fund’s portfolio holdings information that the Advisor determines that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. These third parties may include:

1.	financial data processing companies that provide automated data scanning and monitoring services for the Funds;

2.	research companies that allow the Advisor to perform attribution analysis for the Funds; and

3.	the Advisor’s proxy voting agent to assess and vote proxies on behalf of the Funds.

From time to time, employees of the Advisor may express their views orally or in writing on the Funds’ portfolio securities or may state that the Funds have recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund’s most recent quarter-end and therefore may not be reflected on the list of the Funds’ most recent quarter-end portfolio holdings. These views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

that sell shares of the Fund, shareholders in the Funds, persons considering investing in the Funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which the Advisor may determine. The nature and content of the views and statements provided to each of these persons may differ. From time to time, employees of the Advisor also may provide oral or written information (“portfolio commentary”) about the Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. The Advisor may also provide oral or written information (“statistical information”) about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Fund may be based on the Fund’s portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

Additionally, employees of the Advisor may disclose one or more of the portfolio securities of the Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Fund’s portfolio securities. The Advisor does not enter into formal non-disclosure or confidentiality agreements in connection with these situations; however, the Fund would not continue to conduct business with a person who the Advisor believed was misusing the disclosed information.

The Advisor or its affiliates may manage products sponsored by companies other than itself, including investment companies, offshore funds, and separate accounts and affiliates of the Advisor may provide investment related services, including research services, to other companies, including other investment companies, offshore funds, institutional investors and other entities. In each of these instances, the sponsors of these other companies and the affiliates of the Advisor may receive compensation for their services. In many cases, these other products may be managed in a similar fashion to the Fund and thus have similar portfolio holdings, and the other investment related services provided by affiliates of the Advisor may involve disclosure of information that is also utilized by the Advisor in managing the Fund. The sponsors of these other products may disclose the portfolio holdings of their products at different times than the Advisor discloses portfolio holdings for the Fund, and affiliates of the Advisor may provide investment related services to its clients at times that are different than the times disclosed to the Fund.

The Trust and the Advisor currently have no other arrangements for the provision of non-standard disclosure to any party or shareholder. Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Trust and its shareholders. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to Portfolio Securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund and its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Advisor and the Distributor in connection with their personal securities transactions; the adoption by the Advisor and Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Officers that requires the Chief Executive Officer and Chief Financial Officer of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund. There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Advisor, any principal underwriter for the Trust or an affiliated person of the Trust, the Advisor or the Distributor. In such situations, the conflict must be disclosed to the Board and the Board will attempt to resolve the situation in a manner that it deems in the best interests of the Fund.

Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Except as provided above, affiliated persons of the Trust and third party service providers of the Trust receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Trust, the Fund, nor the Advisor receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

Net Asset Value

The net asset value and net asset value per share of each class of shares of a Fund (“Class”) normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday), except when the NYSE closes earlier. Each Fund’s net asset value is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of the Fund will not be calculated.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

In computing each Fund’s net asset value, all liabilities incurred or accrued are deducted from its total assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share of the Fund.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of a Fund are valued as follows:

•
Securities that are traded in the over-the-counter market and securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are traded in the over-the-counter market and securities that are listed on an exchange which are not traded on the valuation date are valued at the most recent bid price.

•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Subject to the provisions of the Trust Instrument determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the classes of a Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In valuing each Fund’s total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Additional Tax Information

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Funds and their shareholders. The discussion reflects applicable federal income tax laws of the U.S. as

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting a Fund and its shareholders (including shareholders owning large positions in a Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in a Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Funds are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Funds that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Funds that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Funds, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding the Funds shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Taxation as a RIC

Each Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Each Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, a Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

If a RIC fails this 90% income test it is no longer subject to a penalty as long as such failure is inadvertent. Instead, such RIC is only required to pay the tax the amount of shortfall to the amount that would have satisfied the 90% income test.

With respect to the asset-diversification requirement, each Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis.” Such cure right is similar to that previously and currently permitted for a REIT.

If a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 21%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

If a Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by a Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Funds will generally be subject to a nondeductible 4% federal excise tax on the portion of their undistributed ordinary income with respect to each calendar year and undistributed capital gains if they fail to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of a Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of a Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which we paid no federal income tax in preceding years. The Funds generally intend to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, do not expect to be subject to this excise tax.

The Funds may be required to recognize taxable income in circumstances in which they do not receive cash. For example, if a Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in a Fund’s “investment company taxable income” (discussed below) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

A RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). For net capital losses recognized prior to 2011, such losses are permitted to be carried forward up to 8 years and are characterized as short-term. These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Funds, if any, prior to distributing such gains to shareholders.

Gain or loss realized by the Funds from the sale or exchange of warrants acquired by the Funds as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Such gain or loss generally will be long-term or short-term, depending on how long a Fund held a particular warrant. Upon the exercise of a warrant acquired by the Funds, a Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Funds will qualify as RICs for each taxable year.

Failure to Qualify as a RIC
 If a Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to a Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of a Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, a Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which a Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, a Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which a Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders
Distributions paid to U.S. shareholders by the Funds from their investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Funds) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 20% rate) to the extent

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by a Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends received by individuals is generally 20% for such gain. Distributions in excess of a Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). The Funds are not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

As a RIC, each Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities. The Funds intend in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Funds may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Funds make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Funds in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Funds intend to distribute all realized capital gains, if any, at least annually. If, however, a Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

occurs, the tax basis of shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares, such as an exchange, of a Fund generally are taxable events. U.S. shareholders should consult their own tax advisor with reference to their individual circumstances to determine whether any particular transaction in the shares of a Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of a Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of a Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 21%, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Funds’ shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Each Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, each Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

The Funds are required in certain circumstances to backup withhold at a current rate of 24% on taxable distributions and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Tax Shelter Reporting Regulations
Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Financial Assets
Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Funds’ “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Other Reporting and Withholding Requirements
Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by a Fund after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Shares Purchased through Tax-Qualified Plans
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods a Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. A Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities
 To the extent such investments are permissible for a Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether a Fund should recognize market discount on a debt obligation, and if so, what amount of market discount a Fund should recognize. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest
A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by a Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Tax-Exempt Shareholders
 A tax-exempt shareholder could recognize unrelated business taxable income (UBTI) by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies
A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Foreign Currency Transactions
A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign Taxation
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Funds do not expect to be eligible to pass through to shareholders a credit or deduction for such taxes.

Foreign Shareholders
Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

In general, a regulated investment company is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within a foreign country that has inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short-term

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

capital gain dividends”). If a Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons.

A Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. These exemptions from withholding will not be available to foreign shareholders of Funds that do not currently report their dividends as interest-related or short-term capital gain dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of a Fund. On and after January 1, 2012, this “look-through” USRPI treatment for distributions by a Fund, if it were either a USRPHC or would be a USRPHC

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

but for the operation of the exceptions referred to above, to foreign shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Whether or not a Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Funds do not expect to be USRPHCs. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in a Fund.

If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in a Fund should consult their tax advisers in this regard. A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

FATCA
Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Funds and their shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

Financial Information

You can receive free copies of reports, request other information and discuss your questions about the Funds by contacting the Funds directly at:

World Funds Trust
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
Telephone: (800) 673-0550

The Annual Report for the Funds for the fiscal year ended February 28, 2018 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Funds included in the Annual Report have been audited by the Funds’ independent registered public accounting firm, Cohen & Company, Ltd., whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Appendix A – Description of Ratings

The Funds may acquire from time to time certain securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Advisor). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor’s® Ratings Services

The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for long-term debt issues, which are deemed to be Investment Grade Debt Securities by the Advisor:

•	AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

•	AA – Debt rated AA differs from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

•
A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

•
BBB – Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Long-term debt issues rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Short-term debt issues rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A 1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A 1.

Moody’s Investor Service, Inc.

The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for long-term debt obligations, which are deemed to be Investment-Grade Securities by the Advisor:

•	Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

•	Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

•	A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

•	Baa – Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Short-Term Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

•	P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

•	P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

•	P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

•	NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Debt Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

•
MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

•	MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

•	MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

•	SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

•
VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

•
VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

•
VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

•
SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings

The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings
•	AAA – Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

•	AA – Very high credit quality. The rating AA denotes a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

•	A – High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

•
BBB – Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC, and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated RD indicate an issuer that has experienced an uncured payment default or distressed debt exchange on a bond, loan, or other material financial obligation, but has not entered bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. Securities rated DDD, D, and D indicate a default has occurred.

Short-Term Ratings
•	F1 – Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

•	F2 – Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

•
F3 – Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings “AAA” category, categories below “CCC”, or short-term ratings other than “F1”. The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Appendix B – Proxy Voting Policies

The following proxy voting policies are provided:

1.	the Trust’s Proxy Voting and Disclosure Policy; and

2.	the Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

World Funds Trust
Proxy Voting Policy and Procedure

The World Funds Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisers

The Board believes that the investment advisor of each Fund (each an “Adviser” and, collectively, the “Advisers”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Conflict of Interest Transactions

In some instances, an Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund has a website, the Fund may post a copy of its Adviser’s proxy voting policy and this Policy on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as adviser, to the Trust’s administrator within 30 days following the end of each 12-month period ending June 30. The Trust’s administrator will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Adopted:    November 26, 2013

Amended:    January 26, 2015

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Dalton, Greiner, Hartman, Maher & Co., LLC
Proxy Voting Policies & Procedures
(The following was excerpted from the SEC Policies & Procedures Manual of Dalton, Greiner, Hartman, Maher & Co. LLC)

Proxy Voting

Rule 206(4)-6 of the Investment Advisers Act of 1940 imposes a number of requirements on registered investment adviser that have voting authority with respect to securities held in their clients’ accounts. An Investment Adviser with voting authority has a fiduciary duty to monitor corporate actions and vote the proxies in a manner consistent with the best interests of its clients, and must never put its own interests above those of its clients.

Investment advisers that exercise voting authority over client proxies must therefore adopt and implement written policies and procedures that are reasonably designed to ensure that they (i) vote proxies in the best interest of clients; (ii) disclose to clients how they may obtain information on how the adviser voted their proxies; (iii) maintain certain records relating to proxy voting; and (iv) address material conflicts between its interests and those of their clients with respect to proxy voting. The Company has provided to clients, via its Form ADV, Part II, a copy of its proxy voting policies and procedures. These policies and procedures include contact information for the Company’s Proxy Specialist from whom clients can obtain information about how the Company voted with respect to their securities.

With regards to books and records of Advisers who vote proxies, the SEC has amended Rule 204-2 to require retention of the following records:

•	Copies of all proxy voting policies and procedures;

•
A copy of each proxy voting statement regarding client securities and a record of each vote cast on behalf of a client. The Company uses a third party vendor, ADP, and their service, ProxyEdge Lite, to maintain records of proxy votes.

•	A copy of any document created by the Adviser that was material to making a decision how to vote proxies for a client or that memorializes the basis for that decision.

•
A copy of each written client request for voting information and a copy of any written response to a client (either written or oral). The Company’s Proxy Specialist maintains records of all client requests for their votes.

These records must be retained for at least five years, the first two years in an office of the adviser.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

In accordance with the requirements of Rule 206(4)-6, the Company has adopted and implemented the following policies and procedures:

Proxy Voting Procedures

The Labor Department’s Pension and Welfare Benefits Administration has emphasized that pension fund managers must place the interests of plan beneficiaries and participants ahead of all other considerations in deciding how to vote proxies (documents for putting issues to a vote of shareholders). Under the Employee Retirement Income Security Act (ERISA) of 1974, investment managers must verify holdings shown on proxy cards and act “solely in the interest of the participants and beneficiaries” of the plan and “for the exclusive purpose of providing benefits to them and defraying reasonable expenses of administering the plan.”

Dalton, Greiner, Hartman, Maher & Co., LLC (DGHM) will vote all proxies for its clients unless voting responsibility is specifically assigned to another party, such as the fiduciary or plan trustee.

DGHM recognizes the following principles regarding proxy voting:

•
Voting rights have economic value and should be considered (plan) assets within the meaning of ERISA. Since voting rights can affect the economic value of a company’s securities, they must be exercised with the utmost care. When fiduciaries of pension plans or their managers don’t vote on the ultimate value of their holding, they are hurting not only themselves but the beneficiaries of the funds they hold in trust.

•
Shares should be voted based on a careful analysis of the impact of the vote on the ultimate economic value of the plan’s investment (not management’s inherent interest) during the period in which the plan intends to hold the investment. Blindly voting with management or on an uninformed basis is imprudent and may be a violation of the exclusive purpose/benefit rule.

•
While there is a potential for a conflict of interest in that DGHM may hold securities in client portfolios that are also clients of our various products, DGHM will NEVER vote with an eye toward its business or private interest. Doing so represents a clear violation of ERISA’s exclusive benefit rule. In such cases, we will always vote in accordance with our guidelines, without exception.

•	DGHM will consider initiating actions to protect the value of a plan’s investment only in those situations where it is cost/beneficial to do so.

•
From time-to-time, proxy votes may be made that are on issues not specifically covered in the guidelines enumerated below or in exception to the stated guidelines. Such votes will be made with the primary goal of preserving or enhancing the economic value of the plan’s investment, and an explanation of the vote will be noted under the reporting requirements described below.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Reporting and Monitoring Requirements

Dalton, Greiner, Hartman, Maher & Co., LLC’s proxy record-keeping system includes:

•	A brief description of the proxy proposals for each company is the portfolio
•	Verification that the shares listed on the proxy match DGHM’s individual account records as of the record date
•	Record and meeting dates
•	The vote cast on each proposal
•	Notification of Trustee/Custodian that a proxy has not been received
•	A record of any calls or other contacts made regarding a vote

Clients may receive full record of all proxy reports at any time by calling DGHM’s Proxy Voting Specialist, Allison Kelly, at (239) 261-3555. On an annual basis, DGHM sends each client a complete record of all their proxy votes cast in the previous year.

In order to maintain confidentiality and integrity in the proxy voting process, DGHM will only share proxy voting information with those clients for whom we vote proxies.

Other Corporate Actions

We will have no power, authority, responsibility, or obligation to take any action with regard to any claim or potential claim in any bankruptcy proceeding, class action securities litigation, or other litigation or proceeding relating to securities held at any time in a client account, including, without limitation, to file proofs of claim or other documents related to such proceeding, or to investigate, initiate, supervise, or monitor class action or other litigation involving client assets.

Proxy Voting Guidelines

Cumulative Voting
We will vote against proposals for cumulative voting to elect directors. Cumulative voting allows shareholders to cast all of their votes for a single candidate or any two or more of them. The result is that a minority block of stock can be represented on the board. Such representation could be counter to the interest of the majority of stockholders.

Classified Board
We will vote against the classification of a board. We will vote for the declassification of an existing classified board. In most instances, classified boards are divided into three classes, with the directors of each class elected to overlapping three-year terms. When a classified board structure is already in place, and a routine matter with respect to the reelection of directors or the election of noncontroversial new directors is proposed, we will vote in favor of the proposal.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Greenmail
We will vote for anti-greenmail provisions. Greenmail is essentially blackmailing management into buying back stock at a price greater than the fair market value to avoid a takeover or a proxy fight. We support anti-greenmail provisions that require that the price paid to the greenmailer be extended to all shareholders of record.

Directors and Officers Indemnity and Liability
We will vote with management on proposals to indemnify directors by covering the expenses or penalties associated with lawsuits if the director or officer acted in good faith. Management proposals to specify indemnification for board members are seen as shark repellent and will be voted against. We will vote with management on proposals to limit/eliminate personal liability of directors; however, we oppose proposals that would free directors and officers from liability for negligence or inside dealing.

Fair Price
We will not support fair price proposals, or any proposals which increase the percent vote required for business mergers or acquisitions above the minimum required by the state in which the company is incorporated.

Compensation
New or revised bonus, incentive, profit sharing, savings, or pension plans, considered “non-routine” proposals, will be reviewed on a case-by-case basis. Ceilings on pension benefits will be voted as the company’s management recommends. We will vote against management on significant increased compensation awards and/or employment contracts to senior management which become effective upon change in ownership of the company, commonly called “Golden Parachutes.” We will vote against executive compensation plans that are excessive and/or not aligned with shareholders’ long-term interests.

We will generally vote against plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable, but each particular vote will be considered on a case-by-case analysis of the underlying circumstances. We will generally vote against plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so, but each particular vote will be considered based on a case-by case-analysis of the underlying circumstances.

The Dodd-Frank Act, in addition to requiring advisory votes on compensation (Management “Say on Pay”), requires that each proxy for the first annual or other meeting of the shareholders (that includes SEC compensation disclosures) occurring after January 21, 2011, include an advisory voting item to determine whether, going forward, the “say on pay” vote by shareholders to approve compensation should occur every one, two, or three years.

We revised our proxy voting guidelines on March 30, 2011 to state that we will vote for annual advisory votes on management compensation.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Poison Pill
Under a poison pill plan, or shareholder rights plan, shareholders are issued rights to purchase stock in their company or in the acquiring company if a hostile bidder acquires certain percentage of the outstanding shares. While anecdotal evidence suggests that poison pills may be benefited shareholders in some cases, there is no reliable evidence to suggest that, on average, poison pills enhance shareholder value. Taken as a whole, the evidence shows that poison pills have negative wealth effects on shareholders, both in the short-term and over the long-term. The evidence also shows that pills lead to the defeat of value-enhancing bids, reduce takeover premiums and serve as a significant deterrent to takeover bids. Therefore, we support shareholder proposals to eliminate anti-takeover defenses such as poison pills, and are against installing poison pill plans where none exist.

Preemptive Rights
We will vote against proposals which grant preemptive rights and in favor of proposals which eliminate such rights. Preemptive rights result in a loss of financing flexibility and are likely to deter companies from raising capital advantageously. Shareholders will have no difficulty maintaining their relative position through open market purchases, should they so desire.

Secret Ballot
We will vote for proposals that stockholders identity be kept secret in public documents dealing with proxies, ballots, and voting tabulations.

Super-Majority
We will oppose management on super-majority requirements for more than a majority of the vote to approve mergers, tenders, and sales. We will oppose management on super-majority requirements to remove directors or repeal or amend by-laws.

Unequal Voting Rights
We will oppose management on issues of securities with differential voting power. This entails authorization of a class of common having superior or inferior voting rights of existing common with or without entitlement to elect a majority of the board. This includes proposals that grant short-term or long-term differential voting rights for the same class of stock or restriction on voting rights for large stockholders.

Reincorporation
Proposals for reincorporation are decided on a case-by-case basis. Management generally promote proposals to reincorporate a company in Delaware to take advantage of a 1986 Delaware law which limits the liability of directors.

Shareholder Action by Special Meeting & Written Consent
Against proposals to eliminate the power of shareholders to act by written consent and/or to call a Special Meeting, amend the by-laws, or take other action regarding the Board of Directors.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Blank Check Preferred
We will vote against authorizing blankcheck preferred stock - stock that does not have specific voting, dividend, conversion or other rights until issuance - because a company could dilute the voting rights of the common stock by issuing a new series of preferred stock that has super voting rights. For example, in the event of an attempted takeover, management could sell itself stock that had 1,000 times the voting rights of the common stock, preventing an acquirer from gaining a controlling interest in the company.

Changes in Capital
The following proposals will be decided on a case-by-case basis: new classes of stock, increases in common stock, stock splits, expanded purpose for convertibles, repurchase shares, increase shares and stock split, expand authority of Board on Preferred Stock, other capitalization-related proposals, issuance of stock for other reasons, joint plans for reorganization, proposals to merge with another company, restructuring plans, and proposals to issue shares in connection with acquisition.

Selection of Auditors
We will support the selection of auditors we know to be competent and respected, and may vote against any whose integrity of objectivity have come under question. We will review votes to change auditors on a case-by-case basis, with emphasis on the explanation for the change. We will review proposals requiring auditor rotation on a case-by-case basis, taking into account the tenure of the audit firm, the proposed rotation period and whether the company regularly reviews the auditor for quality and cost.

Shareholder Access to the Proxy for Director Nominations (“Open Access”)
We generally favor open access proposals, but will vote such proposals on a case-by-case basis, taking into account the ownership threshold and the proponent’s rationale for the proposal.

Board Independence
We will vote for shareholder proposals requiring only independent directors can serve on board audit, compensation, and/or nominating committees. To determine independence we will use the standards adopted by the NYSE and NASDAQ. Please refer to Appendix A.

Separation of Chairperson and CEO
We will review proposals to separate the Board Chairperson and CEO responsibilities on a case-by-case basis. In most circumstances, separating the two responsibilities avoids conflicts of interest. However, in many smaller companies that have a limited group of leaders, it may be appropriate to combine these positions.

Lead Independent Director
We will vote in favor of proposals to appoint a lead independent director.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Social and Environmental Issues
 With regards to environmental or social policies, shares will be voted based on a careful analysis of the impact of the vote on the ultimate economic value of the client’s investment during the period in which the DGHM intends to retain the investment in the client’s portfolio.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Appendix A: Categorization of Directors

Inside Director
•	Employee of the company or its affiliates.
•	Nonemployee officer of the company if he is among the five most highly compensated individuals.
•	Listed as a Section 16 officer in the 10-K or proxy statement.
•	Interim CEO.
•
Beneficial ownership of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group; e.g., members of a family beneficially own less than 50 percent individually, but combined own more than 50 percent).

Affiliated Director
•	Former executive of the company or its affiliates.
•
Former interim CEO if the service was longer than one year or if the service was between six months and a year and the compensation was high relative to that of the other directors (5x their pay) or in line with a CEO’s compensation.

•	Former executive of an acquired firm.
•	Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor.
•	Executive, former executive, general or limited partner of a joint venture or partnership with the company.
•	Relative of current employee of company or its affiliates.
•	Relative of former executive of company or its affiliates.
•	Currently provides (or a relative provides) professional services to the company or its affiliates or to its officers.
•	Employed by (or a relative is employed by) a significant customer or supplier.
•	Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement.
•	Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders.
•	Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee.
•	Founder of the company but not currently an employee.
•	Is (or a relative is) a trustee, director, or employee of a charitable or non-profit organization that receives grants or endowments from the company or its affiliates.
•	Board attestation that an outside director is not independent.
•	Independent Director
•	No connection to the company other than a board seat

Source: ISS 2004 Corporate Governance Policy Updates

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

The function of educating and training staff will be the responsibility of the Compliance officer in conjunction with the Managing Directors of both the Client Service and Investment Management groups.

Request for Additional Information

As required by Rule 204-2 of the Investment Advisers Act of 1940, the Company maintains records regarding the manner in which it (i) administers it policies and procedures for voting proxies, and (ii) votes for proxies for its clients. A client may obtain additional information regarding the Company’s policies and procedures for voting proxies, as well as information regarding how the Company voted proxies for the client by sending a request to:

Dalton, Greiner, Hartman, Maher & Co. LLC
Allison Kelly
Proxy Voting Specialist
3001 Tamiami Trail North, Suite 206
Naples, Florida 34103
(T) 239-261-3555
(E) akelly@dghm.com

Procedures
•	On a periodic basis, the Chief Compliance Officer or her designee will test the proxy records to ensure that all proxies are voted in a timely manner and in the best interest of the client.

•	The Chief Compliance Officer will ensure that all new clients receive a copy of the Company’s Form ADV, Part II which includes the proxy voting policies and procedures.

•
On a periodic basis, the Chief Compliance Officer or her designee will review the proxy records to ensure that all votes are maintained and accessible upon request as require under the record keeping provision of this rule.

•	The Chief Compliance Officer will arrange for educating and training the staff responsible for proxy voting.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Appendix C – Nominating and Corporate Governance Committee Charter
World Funds Trust

Nominating and Corporate Governance Committee Membership

The Nominating and Corporate Governance Committee of World Funds Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have and affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Other Powers and Responsibilities

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:    August 2, 2013

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Appendix A to the Nominating and Corporate Governance Committee Charter

World Funds Trust

Procedures with Respect to Nominees to the Board

Identification of Candidates
 When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

Shareholder Candidates
The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Evaluation of Candidates
In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance

Dalton, Greiner, Hartman, Maher & Co., LLC DGHM Funds Statement of Additional Information (June 28, 2018)

Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.